PROSPECTUS	April 27, 2011 (as amended October 3, 2011)

Prudential Real Assets Fund

Ticker Symbols

Class A: PUDAX	Class C: PUDCX
Class B: PUDBX	Class Z: PUDZX

FUND TYPE

Real Assets

OBJECTIVE

Long-term real return

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund’s shares, nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.

Prudential Investments, Prudential, the Prudential logo, and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

To enroll in e-delivery, go to www.prudentialfunds.com/edelivery

3	FUND SUMMARY
3	INVESTMENT OBJECTIVE
3	FUND FEES AND EXPENSES
4	INVESTMENTS, RISKS AND PERFORMANCE
11	MANAGEMENT OF THE FUND
11	BUYING AND SELLING FUND SHARES
11	TAX INFORMATION
11	FINANCIAL INTERMEDIARY COMPENSATION
12	HOW THE FUND INVESTS
12	INVESTMENT OBJECTIVE AND POLICIES
16	OTHER INVESTMENTS AND STRATEGIES
18	INVESTMENT RISKS
24	HOW THE FUND IS MANAGED
24	BOARD OF TRUSTEES
24	MANAGER
24	INVESTMENT SUBADVISERS
25	PORTFOLIO MANAGERS
26	DISTRIBUTOR
26	DISCLOSURE OF PORTFOLIO HOLDINGS
27	FUND DISTRIBUTIONS AND TAX ISSUES
27	DISTRIBUTIONS
28	TAX ISSUES
28	IF YOU SELL OR EXCHANGE YOUR SHARES
30	HOW TO BUY, SELL AND EXCHANGE FUND SHARES
30	HOW TO BUY SHARES
38	HOW TO SELL YOUR SHARES
40	HOW TO EXCHANGE YOUR SHARES
44	FINANCIAL HIGHLIGHTS

FUND SUMMARY

INVESTMENT OBJECTIVE

The investment objective of the Fund is to seek long-term real return.

FUND FEES AND EXPENSES

The tables below describe the sales charges, fees and expenses that you may pay if you buy and hold shares of the Fund.

You may qualify for sales charge discounts if you and an eligible group of investors purchase, or agree to purchase in the future, $25,000 or more in shares of the Fund or other funds in the Prudential Investments family of funds. More information about these discounts is available from your financial professional and is explained in Reducing or Waiving Class A’s Initial Sales Charge on page 31 of the Fund’s Prospectus and in the Fund’s Statement of Additional Information (SAI), in Rights of Accumulation on page 59.

Shareholder Fees (fees paid directly from your investment)
	Class A	Class B	Class C	Class Z
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.50%	None	None	None
Maximum deferred sales charge (load) (as a percentage of the lower of original purchase price or sale proceeds)	1%	5%	1%	None
Maximum sales charge (load) imposed on reinvested dividends and other distributions	None	None	None	None
Redemption fee	None	None	None	None
Exchange fee	None	None	None	None
Maximum account fee (accounts under $2,500)	$15	$15	$15	None
Annual Fund Operating Expenses % (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class B	Class C	Class Z
Management fees	0.60	0.60	0.60	0.60
+ Distribution and Service (12b-1) fees	0.30	1.00	1.00	None
+ Other expenses(a)	4.08	4.08	4.08	4.08
+ Acquired Fund Fees and Expenses	0.30	0.30	0.30	0.30
= Total annual Fund operating expenses	5.28	5.98	5.98	4.98
– Fee waiver or expense reimbursement(a)	3.53	3.48	3.48	3.48
= Net annual Fund operating expenses	1.75	2.50	2.50	1.50

(a) Includes management fees of .60% of the average daily net assets of the Cayman Subsidiary (.11% of the average daily net assets of the Fund).
° The distributor of the Fund has contractually agreed until June 30, 2012 to reduce its distribution and service (12b-1) fees for Class A shares to .25% of the average daily net assets of the Class A shares.
° The manager of the Fund has contractually agreed through June 30, 2012 to limit net annual Fund operating expenses and Acquired Fund fees and expenses (exclusive of distribution and service (12b-1) fees, interest, dividend and interest expense on short sales (including Acquired Fund dividend and interest expense on short sales), brokerage, taxes (including Acquired Fund taxes), extraordinary and certain other expenses) of each class of shares to 1.50% of the Fund’s average daily net assets. This waiver may not be terminated prior to June 30, 2012. The decision on whether to renew, modify or terminate the waivers is subject to review by the distributor, the manager and the Fund’s Board of Trustees. Separately, the manager has contractually agreed to waive any management fees it receives from the Fund in an amount equal to the management fees paid by Prudential Real Assets Subsidiary, Ltd., the Fund’s wholly-owned Cayman Islands subsidiary (the Cayman Subsidiary). This waiver will remain in effect for as long as the Fund remains invested or intends to invest in the Cayman Subsidiary.

Example. The following hypothetical example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as indicated, redeem all your shares at the end of those periods. It assumes a 5% return on your investment each year, that the Fund’s operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

	If Shares Are Redeemed		If Shares Are Not Redeemed
Share Class	1 Year	3 Years	1 Year	3 Years
Class A	$718	$1,746	$718	$1,746
Class B	753	1,767	253	1,467
Class C	353	1,467	253	1,467
Class Z	153	1,184	153	1,184

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Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the Fund’s most recent fiscal period, the Fund’s portfolio turnover rate was 4% of the average value of its portfolio.

INVESTMENTS, RISKS AND PERFORMANCE

Principal Investment Strategies. The Fund seeks to achieve its investment objective by investing primarily in real assets that may perform well in periods of high inflation. Real return is the rate of return after adjusting for inflation. The Fund invests in real assets through its investments within the following asset classes: commodities; domestic and international real estate; utilities/infrastructure; natural resources; inflation-indexed bonds issued by the U.S. government, its agencies and instrumentalities, consisting principally of U.S. Treasury Inflation-Protected Securities (referred to herein collectively as TIPS); and gold/defensive.

The Fund gains exposure to the real asset classes by investing in varying combinations of other Prudential mutual funds (the Underlying Prudential Funds); the Cayman Subsidiary; and direct investments in securities (such as equity and equity-related securities, including common stock, convertible securities, nonconvertible preferred stock, American Depositary Receipts, warrants and other rights that can be exercised to obtain stock, preferred stocks, exchange-traded funds (ETFs), notes and bonds and certain financial and derivative instruments). The Fund is non-diversified, which means it may invest in a smaller number of issuers than a diversified fund.

The Fund’s asset allocation strategy is determined by Quantitative Management Associates LLC (QMA), one of the Fund’s subadvisers. QMA utilizes a dynamic asset allocation strategy among the real asset classes to seek to provide attractive risk adjusted real return. By using proprietary models, QMA has identified three regimes of marketplace risk appetite. QMA strategically allocates the Fund’s assets among the asset classes based upon the marketplace risk regimes. The table below includes the strategic asset allocation ranges for the marketplace risk regimes and the asset allocations as of fiscal year end. The strategic asset allocation guidelines noted in the table are expected ranges and do not represent any actual allocations. Actual allocations may vary at any time depending on market conditions and portfolio management judgment, including any tactical allocations, QMA’s regime assessment, and macroeconomic, market, financial, security valuation and other factors.

In addition to the asset allocation ranges noted in the table below, QMA may also tactically adjust the asset allocation ranges among the real asset classes within the following approximate ranges: commodities (0% to 50%), real estate (0% to 50%), utilities/infrastructure (0% to 40%), natural resources (0% to 40%), TIPS (0% to 60%) and gold/defensive (0% to 40%). Additionally, the Fund’s investments in the Underlying Prudential Funds may range from 0% to 100% of the Fund’s assets.

Strategic Allocations for Each QMA—Identified Risk Regime
Asset Class	Low Risk Appetite	Medium Risk Appetite	High Risk Appetite	Asset Allocation as of February 28, 2011*
Commodities	17.00%	20.00%	27.00%	20.50%
Real Estate	15.00	25.00	28.00	14.00
Utilities/Infrastructure	10.00	12.50	15.00	11.30
Natural Resources	10.00	12.50	15.00	9.70
TIPS	35.00	25.00	15.00	30.10
Gold/Defensive	13.00	5.00	0.00	14.00
*Column total may not add up to 100% due to rounding of certain numbers.

Commodity Asset Class. The Fund gains exposure to the commodities asset class through investment of the Fund’s assets directly or in the Cayman Subsidiary. The manager has retained Jefferies Asset Management LLC (Jefferies) to serve as subadviser for the commodity asset class. The Jefferies strategy (the Founders Blend Strategy) seeks to generate returns over time in excess of the Dow Jones-UBS Commodity Index. Techniques that may be utilized by the Founders Blend Strategy include the selection of commodity futures contracts with expiration dates different from the expiration dates of the comparable futures contracts that comprise benchmark indexes and the over-weighting or under-weighting of certain commodity futures contracts relative to their weights in benchmark indexes.

4	Prudential Real Assets Fund

The Fund gains exposure to the commodity markets primarily through exchange-traded futures on commodities held by the Cayman Subsidiary. The Fund may invest up to 25% of the Fund’s total assets in the Cayman Subsidiary. The Cayman Subsidiary may invest in commodity investments without limit. The Fund invests in the Cayman Subsidiary in order to gain exposure to commodities within the limitations of the federal tax law requirements applicable to regulated investment companies such as the Fund. If QMA, as asset allocator, directs more than approximately 25% of the Fund’s total assets to the commodity asset class, then Jefferies may invest the Fund’s assets directly. The Fund may obtain exposure to commodity markets by investing directly in commodity-linked structured notes (CLNs), ETFs and exchange traded notes (ETNs) whose returns are linked to commodities or commodity indices within the limits of applicable tax law.

Real Estate, Utilities/Infrastructure and Natural Resources Asset Classes. The Fund invests in the shares of the named Underlying Prudential Funds to obtain exposure to the real asset classes as noted: domestic real estate (Prudential US Real Estate Fund), international real estate (Prudential International Real Estate Fund), utilities/infrastructure (Prudential Jennison Utility Fund) and natural resources (Prudential Jennison Natural Resources Fund, Inc.). Each Underlying Prudential Fund invests primarily in securities and/or debt suggested by each Underlying Prudential Fund’s name. Each Underlying Prudential Fund is managed by Prudential Investments LLC. The Prudential US Real Estate Fund and the Prudential International Real Estate Fund are each subadvised by Prudential Real Estate Investors, a business unit of Prudential Investment Management. The Prudential Jennison Utility Fund and the Prudential Jennison Natural Resources Fund, Inc. are each subadvised by Jennison Associates LLC. More detailed information appears under How the Fund Invests.

The Fund invests in the Class Q shares of the named Underlying Prudential Funds. If any Underlying Prudential Fund does not offer Class Q shares, the Fund will invest in Class Z shares of such Underlying Prudential Fund.

TIPS Asset Class. The Fund invests directly in TIPS. Prudential Investment Management Inc. (PIM) manages the Fund’s assets that are allocated to this asset class. PIM utilizes a conservative, quantitatively-driven strategy that seeks minimal risk versus the Barclays Capital U.S. Treasury Inflation Protected Index, while attempting to capture excess return through security selection. The TIPS asset class may also gain indirect exposure to TIPS through derivative transactions and may purchase or sell securities on a when-issued or delayed delivery basis. This asset class will invest in bonds with varying maturities and maintain an average duration between 3 to 12 years. The TIPS asset class will purchase only those bonds rated at least investment grade (bonds rated Baa and higher by Moody’s Investors Service or BBB and higher by Standard & Poor’s Ratings Service or, if unrated, determined to be of comparable quality by PIM).

Gold/Defensive Asset Class. The Fund gains exposure to the gold/defensive asset class through investment of the Fund’s assets directly or in the Cayman Subsidiary. QMA manages the Fund’s assets that are allocated to the gold/defensive asset class. The objective of the gold/defensive asset class is to provide exposure to gold-related securities and other defensive assets. To obtain the desired gold exposure, QMA may invest the Fund’s assets that are allocated to this asset class in a portfolio of relatively large, liquid gold mining stocks, most of which are included in the NYSE Arca Gold Miners Index. To reduce the equity exposure associated with these stocks, the gold/defensive asset class may obtain exposure to the Chicago Board Options Exchange Volatility Index (VIX) and cash or cash equivalents. The Fund may also invest in ETFs, swaps, futures contracts and other derivatives and/or ETNs. QMA also may invest through the Cayman Subsidiary in gold-related derivatives that would otherwise generate non-qualifying income for purposes of the Internal Revenue Code of 1986, as amended (the Code) (e.g., gold futures).

Principal Risks of Investing in the Fund. All investments have risks to some degree. Please remember that an investment in the Fund is not guaranteed to achieve its investment objective; is not a deposit with a bank; is not insured, endorsed or guaranteed by the Federal Deposit Insurance Corporation or any other government agency; and is subject to investment risks, including possible loss of your original investment.

Set forth below is a description of the principal risks associated with an investment in the Fund either through direct investments or indirectly through the Fund’s investments in the Underlying Prudential Funds.

Recent Market Events. The equity and debt capital markets in the United States and internationally have experienced unprecedented volatility. This financial crisis has caused a significant decline in the value and liquidity of many securities. This environment could make identifying investment risks and opportunities especially difficult for the subadvisers. These market conditions may continue or get worse. In response to the crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. The withdrawal of this support could negatively affect the value and liquidity of certain securities. In addition, legislation recently enacted in the United States calls for changes in many aspects of financial regulation. The impact of the legislation on the markets, and the practical implications for market participants, may not be known for some time.

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Risk of Increase in Expenses. Your actual cost of investing in the Fund may be higher than the expenses shown in the expense table for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

Market Risk. Your investment in Fund shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Securities markets are volatile. Your Fund shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions. Regardless of how well an individual investment performs, if financial markets go down, you could lose money.

Asset Allocation Risk. Asset allocation risk is the risk that the Fund’s assets may be allocated to an asset class that underperforms other asset classes. For example, fixed income securities may underperform equities.

The Fund may invest 25% or more of its total assets in one or more Underlying Prudential Funds that themselves may invest 25% or more of their total assets in a particular industry or group of industries (e.g., domestic REITs, international REITs, natural resources or utilities/infrastructure). As a result, the Fund may have exposure to the extent of 25% or more of its assets to the risks of the industry or group of industries in which an Underlying Prudential Fund invests, and the value of the Fund’s shares may fluctuate more than the value of shares of a fund that invests in a broader range of industries.

Fund of Funds Risk. The value of an investment in the Fund will be related in large part to the investment performance of the Underlying Prudential Funds in which it invests. Therefore, the principal risks of investing in the Fund are closely related to the principal risks associated with these Underlying Prudential Funds and their investments. Because the Fund’s allocation among different Underlying Prudential Funds and direct investments in securities and derivatives will vary, an investment in the Fund may be subject to any and all of these risks at different times and to different degrees. Investing in an Underlying Prudential Fund will also expose the Fund to a pro rata portion of the Underlying Prudential Fund’s fees and expenses. In addition, one Underlying Prudential Fund may buy the same securities that another Underlying Prudential Fund sells. Therefore, the Fund would indirectly bear the costs of these trades without accomplishing the investment purpose.

Affiliated Funds Risk. The Fund’s manager serves as the manager of the Underlying Prudential Funds. It is possible that a conflict of interest among the Fund and the Underlying Prudential Funds could affect how the manager and subadvisers fulfill their fiduciary duties to the Fund and the Underlying Prudential Funds. Because the amount of the investment management fees to be retained by the manager and the subadvisers may differ depending upon the Underlying Prudential Funds in which the Fund invests, there is a conflict of interest for the Manager and the subadvisers in selecting the Underlying Prudential Funds. In addition, the manager and the subadvisers may have an incentive to take into account the effect on an Underlying Prudential Fund in which the Fund may invest in determining whether, and under what circumstances, to purchase or sell shares in that Underlying Prudential Fund. Although the manager and the subadvisers take steps to address the conflicts of interest, it is possible that the conflicts could impact the Fund. In addition, the subadvisers may invest in Underlying Prudential Funds that have a limited or no performance history.

Asset Class Variation Risk. The Underlying Prudential Funds invest principally in the securities constituting their asset class (i.e., domestic or international real estate, utilities, infrastructure or natural resources). However, under normal market conditions, an Underlying Prudential Fund may vary the percentage of its assets in these securities (subject to any applicable regulatory requirements). Depending upon the percentage of securities in a particular asset class held by the Underlying Prudential Funds at any given time and the percentage of the Fund’s assets invested in the Underlying Prudential Funds, the Fund’s actual exposure to the securities in a particular asset class may vary substantially from its allocation to that asset class.

Management Risk. Actively managed mutual funds are subject to management risk. The subadvisers will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these techniques will produce the desired results. Additionally, the securities or Underlying Prudential Funds selected by the manager and/or subadvisers may underperform the markets in general, the Fund’s benchmark and other mutual funds with similar investment objectives.

Deflation Risk. During periods of deflation, prices throughout the economy may decline over time, which may have an adverse effect on the creditworthiness of issuers in whose securities the Fund invests. Additionally, since the Fund makes investments that may perform well in periods of rising inflation, during periods of no inflation or deflation an investment in the Fund may underperform broad market measures and may lose value.

6	Prudential Real Assets Fund

Credit Risk/Counterparty Risk. The ability, or perceived ability, of the issuer or guarantor of a debt security, or the counterparty (the party on the other side of the transaction) to a derivatives contract or other financial contract, to meet its financial obligations will affect the value of the security or derivative. Counterparty risk is especially important in the context of privately negotiated instruments.

Interest Rate Risk. Interest rate increases can cause the price of a debt security to decrease. In addition, if a security that the Fund holds is prepaid during a period of falling interest rates, the Fund may have to reinvest the proceeds in lower-yielding investments. Interest rate risk is generally greater in the case of securities with longer durations and in the case of portfolios of securities with longer average durations.

Inflation-indexed bonds, such as TIPS, generally decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, TIPS may experience greater losses than other fixed income securities with similar durations. In addition, any increase in principal value of an inflation-indexed bond caused by an increase in the price index is taxable in the year the increase occurs, even though the Fund generally will not receive cash representing the increase at that time. As a result, the Fund could be required at times to liquidate other investments, including when it is not advantageous to do so, in order to satisfy its distribution requirements as a regulated investment company under the Code. Also, to the extent that the Fund invests in inflation-indexed bonds, income distributions are more likely to fluctuate.

Liquidity Risk. This is the risk that the Fund may invest to a greater degree in instruments that trade in lower volumes and may make investments that may be less liquid than other investments. It also includes the risk that the Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the instrument at all. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.

Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell liquid securities at an unfavorable time and conditions.

Commodity Risk. The values of commodities and commodity-linked investments are affected by events that might have less impact on the value of stocks and bonds. Such investments may be speculative. Prices of commodities and related contracts may fluctuate significantly over short periods for a variety of reasons, including weather, crop or livestock disease, investment speculation, resource availability, fluctuations in industrial and commercial supply and demand, U.S. agricultural, fiscal, monetary and exchange control programs, embargoes, tariffs, and international political, economic, military and regulatory developments. These risks may subject the Fund to greater volatility than investments in traditional instruments or securities. In addition, the commodities markets are subject to temporary distortions or other disruptions due to a variety of factors, including participation of speculators, government intervention and regulation, and certain lack of liquidity in the markets.

Real Estate Risk. An investment in the Fund will be closely linked to the performance of the real estate markets. The value of real estate securities in general, and REITs in particular, are subject to the same risks as direct investments in real estate and mortgages, and their value will depend on the value of the underlying properties or the underlying loans or interests. The underlying loans may be subject to the risks of default or of prepayments that occur earlier or later than expected, and such loans may also include so-called “subprime” mortgages. The value of these securities will rise and fall in response to many factors, including economic conditions, the demand for rental property, interest rates and, with respect to REITs, the management skill and creditworthiness of the issuer. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties. REITs may be more volatile and/or more illiquid than other types of equity securities. The Fund will indirectly bear a portion of the expenses, including management fees, paid by each REIT in which it invests, in addition to the expenses of the Fund.

Real Estate Investment Trust Risk. The Fund’s investment in certain Underlying Prudential Funds will expose the Fund to the risk of REITs. An investment in a REIT may be subject to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. In addition, an investment in a REIT is subject to additional risks, such as poor performance by the manager of the REIT, adverse changes to the tax laws or failure by the REIT to qualify for tax-free pass-through of income under the Code, and to the effect of general declines in stock prices. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type

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of property. Also, the organizational documents of a REIT may contain provisions that make changes in control of the REIT difficult and time-consuming. As a shareholder in a REIT, the Fund and its shareholders could bear its ratable share of the REIT’s expenses and would at the same time continue to pay its own fees and expenses.

Utilities/Infrastructure Investment Risk. The Fund’s investments in certain Underlying Prudential Funds will expose the Fund to potential adverse economic, regulatory, political and other changes affecting infrastructure investments, particularly investments in the utilities sector. In most countries and localities, the utilities industry is regulated by governmental entities, which can increase costs and delays for new projects and make it difficult to pass increased costs on to consumers. In certain areas, deregulation of utilities has resulted in increased competition and reduced profitability for certain companies, and increased the risk that a particular company will become bankrupt or fail completely. Reduced profitability, as well as new uses for or additional need of funds (such as for expansion, operations or stock buybacks), could result in reduced dividend payout rates for utilities companies. In addition, utilities companies face the risk of increases in the cost and reduced availability of fuel (such as oil, coal, natural gas or nuclear energy) and potentially high interest costs for borrowing to finance new projects. Issuers in other types of infrastructure-related businesses also are subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, costs associated with environmental and other regulations, the effects of economic slowdown and surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies, and other factors.

Natural Resources Investment Risk. The Fund’s investments in certain Underlying Prudential Funds will expose the Fund to the risk of investment in natural resource companies. The market value of securities of natural resource companies may be affected by numerous factors, including events occurring in nature, inflationary pressures and international politics. For example, events occurring in nature (such as earthquakes or fires in prime natural resource areas) and political events (such as coups, military confrontations or acts of terrorism) can affect the overall supply of a natural resource and the value of companies involved in such natural resource. Political risks and the other risks to which foreign securities are subject may affect domestic companies if they have significant operations or investments in foreign countries. In addition, rising interest rates and general economic conditions may affect the demand for natural resources.

Foreign Securities Risk. Investments in securities of non-U.S. issuers (including those denominated in U.S. dollars) generally involves more risk than investing in securities of U.S. issuers. Foreign political, economic and legal systems, especially those in developing and emerging markets countries, may be less stable and more volatile than in the U.S. Foreign legal systems generally have fewer regulatory requirements than the U.S. legal system. In general, less information is publicly available about non-U.S. companies than about U.S. companies. Non-U.S. companies generally are not subject to the same accounting, auditing, and financial reporting standards as are U.S. companies. Additionally, the changing value of foreign currencies and changes in exchange rates could also affect the value of the assets the Fund holds and the Fund’s performance. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. Investments in foreign securities may be subject to non-U.S. withholding and other taxes. Investments in emerging markets are subject to greater volatility and price declines. We do not consider American Depositary Receipts (“ADRs”), American Depositary Shares (“ADSs”) and other similar receipts or shares traded in U.S. markets in which the Fund may invest to be foreign securities.

In addition, the Fund’s investments in non-U.S. securities may be subject to the risks of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of non-U.S. currency, confiscatory taxation and adverse diplomatic developments. Special U.S. tax considerations may apply.

Emerging Markets Risk. The risks of non-U.S. investments are greater for investments in emerging markets. Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable, than those of more developed countries. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Low trading volumes may result in a lack of liquidity and in price volatility. Emerging market countries may have policies that restrict investment by foreigners, or that prevent foreign investors from withdrawing their money at will.

Cayman Subsidiary Risk. The Fund invests in its wholly-owned Cayman Subsidiary. By investing in the Cayman Subsidiary, the Fund is indirectly exposed to the risks associated with the Cayman Subsidiary’s investments. The derivatives and other investments held by the Cayman Subsidiary are generally similar to those that are permitted to be held by the Fund’s commodity and gold/defensive asset classes and are subject to the same risks that apply to similar investments if held directly by the Fund. These risks are described elsewhere in this Prospectus. There can be no assurance that the investment objective of the Cayman Subsidiary will be achieved.

8	Prudential Real Assets Fund

The Cayman Subsidiary is not registered as an investment company under the Investment Company Act of 1940, as amended (the 1940 Act), and, unless otherwise noted in this Prospectus, is not subject to all the investor protections of the 1940 Act. However, the Fund wholly owns and controls the Cayman Subsidiary, and the Fund and the Cayman Subsidiary are both managed by the manager, QMA and Jefferies, making it unlikely that the Cayman Subsidiary will take action contrary to the interests of the Fund and its shareholders. The Fund’s Board of Trustees has oversight responsibility for the investment activities of the Fund, including its investment in the Cayman Subsidiary, and the Fund’s role as sole shareholder of the Cayman Subsidiary. The Cayman Subsidiary is subject to the same investment restrictions and limitations, and follows the same compliance policies and procedures, as the Fund.

Changes in the laws of the Cayman Islands, under which the Cayman Subsidiary is incorporated, could result in the inability of the Fund to effect its desired commodity investment strategy. In addition, changes in the tax laws in either the U.S. or the Cayman Islands might negatively impact the Fund and its investors. For example, the Cayman Islands currently does not impose any income, corporate or capital gains tax, or withholding tax, on the Cayman Subsidiary. If the laws of the Cayman Islands were changed and the Cayman Subsidiary were required to pay Cayman Islands taxes, this may impact the Fund’s returns based upon the percentage of assets allocated to commodities at that time.

Commodity-Linked Notes Risk. The Fund may invest in leveraged or unleveraged CLNs to gain exposure to the commodities markets. CLNs are subject to counterparty risk. The value of the CLNs may fluctuate significantly because the values of the investments to which they are linked are volatile. In addition, the terms of a CLN may create economic leverage by requiring payment by the issuer of an amount that is a multiple of the price increase or decrease of the underlying commodity, commodity index or other economic variable. Economic leverage increases the volatility of CLNs and their value may increase or decrease more quickly than the value of the underlying commodity, commodity index or other economic variable.

Non-Diversified Investment Company Risk. Funds that are “non-diversified” for purposes of the 1940 Act, such as the Fund and the Underlying Prudential Funds, may invest a greater percentage of their assets in securities of a single issuer. Because the Fund invests in a smaller number of issuers, it may be more susceptible to risks associated with a single economic, political or regulatory event than a diversified fund might be. The Fund and the Underlying Prudential Funds are “non-diversified,” meaning they can invest more than 5% of their assets in the securities of any one issuer.

Derivatives Risk. The Fund and the Underlying Prudential Funds may engage in a variety of transactions using “derivatives,” such as futures, options, forwards and swaps. Derivatives are financial instruments whose value depends upon, or are derived from, the value of something else, such as one or more underlying investments, indexes or currencies. Derivatives may be traded on organized exchanges, or in individually negotiated transactions with other parties (these are known as “over-the-counter” derivatives). The Fund and the Underlying Prudential Funds may use derivatives both for hedging purposes (to seek to reduce risk) and for non-hedging purposes (to seek to increase return consistent with the Fund’s investment objective). Although the Fund and the Underlying Prudential Funds have the flexibility to use derivatives, they may choose not to for a variety of reasons, even under very volatile market conditions.

Derivatives involve special risks and costs and may result in losses to the Fund. The successful use of derivatives requires sophisticated management, and, to the extent that derivatives are used, the Fund will depend on the subadvisers’ ability to analyze and manage derivatives transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are “leveraged” and therefore may magnify or otherwise increase investment losses to the Fund. The Fund’s use of derivatives may also increase the amount of taxes payable by shareholders.

Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Fund’s derivatives positions. In fact, many over-the-counter derivative instruments will not have liquidity beyond the counterparty to the instrument. Over-the-counter derivative instruments also involve the risk that the other party will not meet its obligations to the Fund.

Leverage Risk. Certain transactions in which the Fund or an Underlying Prudential Fund may engage may give rise to leverage. The use of leverage exaggerates the effect of any increase or decrease in the value of the Fund’s holdings, and makes any change in the Fund’s net asset value (NAV) greater than it would be without the use of leverage. This could result in increased volatility of investment returns.

Currency Risk. A portion of assets of the Fund or the Underlying Prudential Funds may be invested in securities that are denominated in non-U.S. currencies. Such investments are subject to the risk that the value of a particular currency will change in relation to the U.S. dollar or other currencies. The weakening of a country’s currency relative to the U.S. dollar will negatively

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affect the dollar value of the Fund’s assets. Among the factors that may affect currency values are trade balances, levels of short term interest rates, differences in relative values of similar assets in different currencies, long term opportunities for investment and capital appreciation, central bank policy, and political developments. The Fund may attempt to hedge such risks by selling or buying currencies in the forward market, selling or buying currency futures contracts, options or other securities thereon, borrowing funds denominated in particular currencies, or any combination thereof, depending on the availability of liquidity in the hedging instruments and their relative costs. There can be no assurance that such strategies will be implemented or, if implemented, will be effective and the Fund will incur additional costs from hedging.

Hedging Risk. The decision as to whether and to what extent the Fund or an Underlying Prudential Fund will engage in hedging transactions to hedge against certain risks, such as market risk and issuer risk, will depend on a number of factors, including prevailing market conditions, the composition of the Fund’s portfolio, and the availability of suitable transactions. Hedging transactions involve costs and may result in losses. There is no guarantee that any of these hedging instruments would work as anticipated, and in certain cases the Fund might be better off had it not used a hedging instrument. There can be no assurance that the Fund will engage in hedging transactions at any given time or from time to time, even under volatile market environments, or that any such strategies, if used, will be successful.

Portfolio Turnover Risk. The length of time the Fund or an Underlying Prudential Fund has held a particular security is not generally a consideration in investment decisions. Under certain market conditions, the Fund’s portfolio turnover rate may be higher than that of other mutual funds. Portfolio turnover generally involves some expense to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. These transactions may result in realization of taxable capital gains. The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s investment performance.

Tax Risk. In order to qualify as a regulated investment company (a RIC) under the Code, the Fund must meet certain requirements regarding the source of its income, the diversification of its assets and the distribution of its income. If the Fund were to fail to qualify as a RIC, the Fund could be subject to federal income tax on its net income at regular corporate rates (without reduction for distributions to shareholders). When distributed, that income would also be taxable to shareholders as an ordinary dividend to the extent attributable to the Fund’s earnings and profits. If the Fund were to fail to qualify as a RIC and become subject to federal income tax, shareholders of the Fund would be subject to diminished returns.

The Fund has received a private letter ruling from the Internal Revenue Service (the IRS) confirming that income derived from the Fund’s investment in the Cayman Subsidiary will constitute qualifying income to the Fund. The Fund has also received from the IRS a private letter ruling confirming that the income produced by a certain type of CLN substantially similar to CLNs in which the Fund may invest constitutes “qualifying income” under the Code.

Multi-Manager Risk. While the manager monitors the investments of each subadviser and monitors the overall management of the Fund, each subadviser makes investment decisions for the real asset classes it manages independently from one another. It is possible that the investment styles used by a subadviser in an asset class will not always be complementary to those used by others, which could adversely affect the performance of the Fund.

Regulatory Risk. On February 11, 2011, the CFTC proposed certain regulatory changes that may impact the Fund by subjecting the Fund to regulation by the CFTC as a commodity pool, unless it is able to comply with certain trading and marketing limitations on its investments in futures and certain other instruments. If these regulatory changes are ultimately adopted by the CFTC, the Fund would likely be subject to the CFTC registration requirements, and the disclosure and operations of the Fund would need to comply with all applicable regulations governing commodity pools. Compliance with these additional registration and regulatory requirements would increase Fund expenses. The manager and the subadvisers may also be subject to CFTC regulation if the Fund is deemed to be a commodity pool.

For more information on the risks of investing in this Fund, please see How the Fund Invests—Investment Risks in the Prospectus and Investment Risks and Considerations in the SAI.

The Fund’s Past Performance. The Fund has not been in operation for a full calendar year, and hence has no past performance data to present. A number of factors—including risk—can affect how the Fund will perform in the future.

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MANAGEMENT OF THE FUND

Investment Manager	Subadviser	Portfolio Managers	Title	Service Date
Prudential Investments LLC	Quantitative Management Associates LLC	Ted Lockwood	Managing Director and Portfolio Manager	December 2010
		Edward F. Keon, Jr.	Managing Director and Portfolio Manager	December 2010
		Edward L. Campbell, CFA	Principal and Portfolio Manager	December 2010
		Joel M. Kallman, CFA	Senior Associate and Portfolio Manager	December 2010
	Jefferies Asset Management, LLC	Adam De Chiara	Co-President and Portfolio Manager	October 2011
	Prudential Investment Management Inc.	Robert Tipp, CFA	Managing Director and Chief Investment Strategist	December 2010
		Craig Dewling	Managing Director	December 2010
		Douglas Fitzgerald, CFA	Principal	December 2010

BUYING AND SELLING FUND SHARES

	Minimum Initial Investment	Minimum Subsequent Investment
Fund shares (most cases)	$2,500	$100
Retirement accounts and custodial accounts for minors	$1,000	$100
Automatic Investment Plan (AIP)	$50	$50

You can purchase or redeem shares through the Fund’s transfer agent or through servicing agents, including brokers, dealers and other financial intermediaries appointed by the distributor to receive purchase and redemption orders. Current shareholders may also purchase or redeem shares through the Fund’s website or by calling (800) 225-1852. Redemption proceeds may be sent by mail, by Federal funds wire or deposited directly into your bank account if you have established the link.

TAX INFORMATION

Dividends, Capital Gains and Taxes. The Fund’s dividends and distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

FINANCIAL INTERMEDIARY COMPENSATION

Potential Conflicts of Interest. If you purchase Fund shares through a financial services firm, the Fund, the Manager, or their related companies may pay the financial services firm for the sale of Fund shares and/or for services to shareholders. These payments may create a conflict of interest by influencing the financial services firm or the firm’s representatives to recommend the Fund over another investment. Ask your financial services firm or representative for more information or visit your financial services firm’s website.

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HOW THE FUND INVESTS

INVESTMENT OBJECTIVE AND POLICIES

The Fund’s investment objective is to seek long-term real return. Real return is the rate of return after adjusting for inflation. The Fund’s investment objective is not a fundamental policy, and therefore may be changed by the Board without shareholder approval. The Board can change investment policies that are not fundamental without shareholder approval.

The Fund seeks to achieve its investment objective by investing primarily in real assets that may perform well during periods of high inflation. The Fund invests in real assets through its investments in the following asset classes: commodities; domestic and international real estate; utilities/infrastructure; natural resources; TIPS; and gold/defensive. The Fund gains exposure to the real return asset classes by investing in varying combinations of: Underlying Prudential Funds; the Cayman Subsidiary; and securities (such as equity and equity related securities, preferred stocks, ETFs, convertible securities, notes and bonds) and certain financial and derivative instruments. The Fund is non-diversified, which means it may invest in a smaller number of issuers than a diversified fund.

Asset Allocation

The asset allocation strategy for the Fund is determined by QMA. QMA utilizes a dynamic allocation strategy among the real asset classes to seek to provide attractive risk adjusted real return. By using proprietary models, QMA has identified three regimes of marketplace risk appetite. QMA will strategically allocate the Fund’s assets among the asset classes based upon the marketplace risk regimes. The table below includes asset allocations as the Fund’s fiscal year end. The strategic asset allocation guidelines noted in the table are expected ranges and do not represent any actual allocations. Actual allocations may vary at any time depending on market conditions and portfolio management judgment, including any tactical allocations, QMA’s regime assessment, and macroeconomic, market, financial, security valuation and other factors.

In addition to the asset allocation ranges noted in the table below, QMA may also tactically adjust the asset allocation ranges among the real asset classes within the following approximate ranges: commodities (0% to 50%), real estate (0% to 50%), utilities/infrastructure (0% to 40%), natural resources (0% to 40%), TIPS (0% to 60%) and gold/defensive (0% to 40%). additionally, the Fund’s investments in the Underlying Prudential Funds may range from 0% to 100% of the Fund’s assets.

Strategic Allocations for Each QMA - Identified Risk Regime
Asset Class	Low Risk Appetite	Medium Risk Appetite	High Risk Appetite	Asset Allocation as of fiscal year end*
Commodities	17.00%	20.00%	27.00%	20.50%
Real Estate	15.00	25.00	28.00	14.50
Utilities/Infrastructure	10.00	12.50	15.00	11.30
Natural Resources	10.00	12.50	15.00	9.70
TIPS	35.00	25.00	15.00	30.10
Gold/Defensive	13.00	5.00	0.00	14.00

*Column total may not add up to 100% due to rounding of certain numbers.

Commodity Asset Class. The Fund gains exposure to the commodities asset class through investment of the Fund’s assets directly or in the Cayman Subsidiary. The manager has retained Jefferies to serve as subadviser for the commodity asset class. The Jefferies strategy (the Founders Blend Strategy) seeks to generate returns over time in excess of the Dow Jones-UBS Commodity Index. Techniques that may be utilized by the Founders Blend Strategy include the selection of commodity futures contracts with expiration dates different from the expiration dates of the comparable futures contracts that comprise benchmark indexes and the over-weighting or under-weighting of certain commodity futures contracts relative to their weights in benchmark indexes.

The Fund expects that most of its investments in the commodity asset class will be through exchange-traded futures on commodities held by its Cayman Subsidiary. The Fund may also invest directly in CLNs linked to commodity indices, ETFs and ETNs whose returns are linked to commodities or commodity indices, within the limits of applicable tax law. The Fund has received a private letter ruling from the IRS that income and gains earned from investments in a certain type of CLN substantially similar to CLNs in which the Fund may invest constitute qualifying income under the Code.

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Cayman Subsidiary. The Fund gains exposure to commodity markets by investing up to 25% of its total assets in the Cayman Subsidiary. The Cayman Subsidiary invests primarily in exchange traded futures on commodities in order to track the performance of the Dow Jones-UBS Commodity Index, as determined by Jefferies, among other assets and investments. The Cayman Subsidiary will also invest in high quality, short-term instruments, which may include positions in U.S. Treasury securities, government agency debt and money market funds, which are intended to serve as margin or collateral for the Cayman Subsidiary’s futures positions. To the extent that the Fund invests in the Cayman Subsidiary, the Fund may be subject to the risks associated with those futures positions and other securities, which are discussed elsewhere in this prospectus.

The Cayman Subsidiary is managed pursuant to compliance policies and procedures that are the same, in all material respects, as the policies and procedures adopted by the Fund. As a result, the manager and subadvisers, in managing the Cayman Subsidiary’s portfolio, are subject to the same investment policies and restrictions that apply to the management of the Fund, and, in particular, to the requirements relating to portfolio leverage, liquidity, brokerage, and the timing and method of the valuation of the Cayman Subsidiary’s portfolio investments and shares of the Cayman Subsidiary. These policies and restrictions are described in detail in the Fund’s Statement of Additional Information. The Fund’s Chief Compliance Officer oversees implementation of the Cayman Subsidiary’s policies and procedures, and makes periodic reports to the Fund’s Board of Trustees regarding the Cayman Subsidiary’s compliance with its policies and procedures. The Fund and the Cayman Subsidiary will test for compliance with certain investment restrictions on a consolidated basis. The Cayman Subsidiary will segregate cash or liquid securities equal to 100% of the notional exposure of the futures that it holds.

The Cayman Subsidiary has entered into separate contracts with the manager, Jefferies and QMA whereby the manager and subadvisers provide investment advisory and other services to the Cayman Subsidiary. The Cayman Subsidiary has also entered into separate contracts for the provision of custody, transfer agency, and audit services with the same or with affiliates of the same service providers that provide those services to the Fund.

The Fund has received a private letter ruling from the IRS confirming that income earned by the Cayman Subsidiary will constitute qualifying income when deemed distributed to the Fund.

The financial statements of the Cayman Subsidiary are consolidated with those of the Fund, which appear in the Fund’s Annual and Semiannual Reports to shareholders. The Fund’s Annual and Semiannual Reports are distributed to shareholders, and copies of the reports will be provided without charge upon request as indicated on the back cover of this prospectus. Please refer to the Statement of Additional Information for additional information about the organization and management of the Cayman Subsidiary.

The Fund will not concentrate in any one industry, provided that investment companies are not considered an industry for purposes of this policy, and provided further that the Fund’s investment in an investment company that concentrates its investments in a particular industry or group of industries will not be considered an investment by the Fund in that particular industry or group of industries. The Fund will consider the individual commodities that comprise the Dow Jones-UBS Commodity Index to be separate industries for purposes of the concentration policy.

Real Estate, Utilities/Infrastructure and Natural Resources Asset Classes.  The Fund invests in shares of certain Underlying Prudential Funds to obtain exposure to the following asset classes:

Underlying Prudential Funds
Asset Class	Name of Underlying Prudential Fund	Investment Objective and Investment Strategies of Underlying Prudential Fund
Real Estate (domestic)	Prudential US Real Estate Fund(1)	The Fund seeks capital appreciation and income. The Fund normally invests at least 80% of its investable assets (net assets plus any borrowings made for investment purposes) in equity-related securities of real estate companies operating in the United States, principally REITs and other real estate securities. The Fund may invest up to 20% of its investable assets in securities and other instruments of real estate companies operating outside the United States and issuers that are not real estate companies. The Fund is non-diversified.
Real Estate (international)	Prudential International Real Estate Fund(1)	The Fund seeks capital appreciation and income. The Fund normally invests at least 80% of its investable assets in equity-related securities of real estate companies, principally REITs and other real estate securities. The Fund invests primarily in issuers located in various countries outside the United States, including issuers located in emerging markets. The Fund may invest up to 20% of its investable assets in fixed income securities of real estate companies and securities and other instruments of issuers not in the real estate industry. The Fund is non-diversified.

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Underlying Prudential Funds
Asset Class	Name of Underlying Prudential Fund	Investment Objective and Investment Strategies of Underlying Prudential Fund
Utilities/Infrastructure	Prudential Jennison Utility Fund(2)	The Fund seeks total return through a combination of capital appreciation and current income. The Fund normally invests at least 80% of its investable assets in equity and equity-related and investment-grade debt securities of utility companies. Utility companies include electric utilities, gas utilities, water utilities, multi-utilities, independent power producers, diversified telecommunication services, wireless telecommunication services, transportation infrastructure, energy equipment and services and oil, gas and consumable fuels. Some of these securities are issued by foreign companies. The Fund follows a value investment style. The Fund is non-diversified.
Natural Resources	Prudential Jennison Natural Resources Fund, Inc.(2)	The Fund seeks long-term growth of capital. It seeks to achieve this objective by investing primarily in equity and equity-related securities of natural resource companies and in asset-based securities. Natural resource companies are U.S. and foreign companies that own, explore, mine, process or otherwise develop, or provide goods and services with respect to, natural resources. Asset-based securities are securities, the values of which are related to the market value of a natural resource. The Fund is non-diversified.

(1) Prudential US Real Estate Fund and Prudential International Real Estate Fund commenced operations on December 21, 2010. Each Fund is subadvised by Prudential Real Estate Investors, a business unit of Prudential Investment Management, Inc.

(2) Jennison Associates LLC is the subadviser for the Prudential Jennison Utility Fund and the Prudential Jennison Natural Resources Fund, Inc.

The Fund purchases Class Q shares of the Underlying Prudential Funds. If an Underlying Prudential Fund does not offer Class Q shares, then the Fund will invest in Class Z shares of the Underlying Prudential Fund. Class Q and Class Z shares are sold without a sales load or distribution fee to a limited group of investors and have lower operating expenses than other classes of shares.

Consistent with the Fund’s investment objective and policies, from time to time the manager and QMA may add other Underlying Prudential Funds to, or remove current Underlying Prudential Funds from, the list of Underlying Prudential Funds in which the Fund may invest, subject to Board approval.

TIPS Asset Class. The Fund invests directly in TIPS. PIM manages the Fund’s assets that are allocated to this asset class. PIM utilizes a conservative, quantitatively-driven strategy that seeks minimal risk versus the Barclays Capital U.S. Treasury Inflation Protected Index, while attempting to capture excess return through security selection. The Barclays Capital U.S. Treasury Inflation Protected Index measures the performance of the U.S. TIPS market and includes TIPS with one or more years’ remaining maturity with total outstanding issue size of $500 million or more. The TIPS asset class may also gain indirect exposure to TIPS through derivative transactions and may purchase or sell securities on a when-issued or delayed delivery basis. This asset class will invest in bonds with varying maturities and maintain an average duration between 3 to 12 years. The TIPS asset class will purchase only those bonds rated at least investment grade (bonds rated Baa and higher by Moody’s Investors Service or BBB and higher by Standard & Poor’s Ratings Service or, if unrated, determined to be of comparable quality by PIM).

Gold/Defensive Asset Class. The Fund gains exposure to the gold/defensive asset class through investment of the Fund’s assets directly or in the Cayman Subsidiary. QMA manages the gold/defensive asset class. The objective of the gold/defensive asset class is to provide exposure to gold-related securities and other defensive assets. To obtain the desired gold exposure, QMA invests the Fund’s assets allocated to this asset class in a portfolio of relatively large, liquid gold mining stocks, most of which are included in the NYSE Arca Gold Miners Index, a modified market capitalization weighted index comprised of publicly traded companies involved primarily in the mining for gold and silver. To reduce the equity exposure associated with these stocks, the Fund may obtain exposure to the Chicago Board Options Exchange Volatility Index (“VIX”) by investing in ETFs, swaps, futures contracts and other derivatives and/or exchange traded notes (“ETNs”). The VIX measures the implied volatility (i.e., estimated future volatility) of the S&P 500 Index options. The VIX tends to be negatively correlated with shorter-term movements in the stock market.

QMA may invest through the Cayman Subsidiary in gold-related derivatives (e.g., futures contracts on gold) that would otherwise generate non-qualifying income for purposes of the Code. QMA may only invest in the Cayman Subsidiary to the extent that QMA, as asset allocator, has allocated less than 25% of the Fund’s assets to the commodity asset class. As noted above, the Fund has received a private letter ruling from the IRS that income and gains produced by the Fund’s investments in a certain type of CLN substantially similar to CLNs in which the Fund may invest constitute qualifying income under the Code.

The Fund and the Underlying Prudential Funds engage in the principal investment strategies outlined below. References to the Fund also include the Underlying Prudential Funds, as appropriate.

14	Prudential Real Assets Fund

Derivative Strategies

We may use various derivative strategies to try to improve the Fund’s returns. We may also use hedging techniques to try to protect the Fund’s assets. We cannot guarantee that these strategies and techniques will work, that the instruments necessary to implement these strategies and techniques will be available, or that the Fund will not lose money. The use of derivatives—such as futures, options, foreign currency forward contracts, and various types of swaps—involves costs and can be volatile. With derivatives, we try to predict if the underlying investment—a security, market index, currency, interest rate or some other benchmark—will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with the Fund’s overall investment objectives. We will consider other factors (such as cost) in deciding whether to employ any particular strategy or technique, or use any particular instrument. Any derivatives we may use may not match or offset the Fund’s underlying positions and this could result in losses to the Fund that would not otherwise have occurred. Derivatives that involve leverage could magnify losses. When the Fund uses derivative strategies, the Fund designates certain assets as segregated or otherwise covers its exposure, as required by the rules of the Securities and Exchange Commission.

Futures Contracts and Related Options .. The Fund may purchase and sell financial futures contracts and related options on financial futures. A futures contract is an agreement to buy or sell a set quantity of an underlying asset at a future date, or to make or receive a cash payment based on the value of a securities index, or some other asset, at a stipulated future date. The terms of futures contracts are standardized. In the case of a financial futures contract based upon a broad index, there is no delivery of the securities comprising the underlying index, margin is uniform, a clearing corporation or an exchange is the counterparty and the Fund makes daily margin payments based on price movements in the index. An option gives the purchaser the right to buy or sell securities or currencies, or in the case of an option on a futures contract or an option on a swap, the right to buy or sell a futures contract or swap, respectively, in exchange for a premium.

Foreign Currency Forward Contracts. The Fund may enter into foreign currency forward contracts to protect the value of its assets against future changes in the level of foreign exchange rates. A foreign currency forward contract is an obligation to buy or sell a given currency on a future date and at a set price or to make or receive a cash payment based on the value of a given currency at a future date. Delivery of the underlying currency is expected, the terms are individually negotiated, the counterparty is not a clearing corporation or an exchange, and payment on the contract is made upon delivery, rather than daily.

Swap Transactions. The Fund may enter into swap transactions. Swap agreements are two-party contracts entered into primarily by institutional investors for periods typically ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. There are various types of swaps in which the Fund may invest, including but not limited to equity swaps, total return swaps, index swaps and interest rate swaps.

Swap Options. The Fund may enter into swap options. A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. For more information about these strategies, see the SAI.

Options on Securities and Financial Indexes. The Fund may purchase and sell put and call options on securities and financial indexes traded on U.S. or foreign securities exchanges, on the NASDAQ Stock Market or in the over-the-counter market. An option gives the purchaser the right to buy or sell securities in exchange for a premium. The Fund will sell only covered options. For more information about the Fund’s use of options, see the SAI.

Foreign Securities

The Fund may invest in securities of non-U.S. issuers, which we refer to as foreign securities, including stocks and other equity-related securities, money market instruments and other fixed-income securities of foreign issuers. Foreign securities may include securities from emerging markets. We do not consider American Depositary Receipts (ADRs), American Depositary Shares (ADSs) and other similar receipts or shares traded in U.S. markets to be foreign securities.

Commodity-Linked Notes

Commodity-linked notes have characteristics of both a debt security and a commodity-linked derivative. Typically, commodity-linked notes are issued by a bank or other financial institution or a commodity producer at a specified face value. They usually pay interest at a fixed or floating rate until they mature, which is normally in 12 to 18 months. At maturity, the Fund receives a payment that is calculated based on the price increase or decrease of an underlying commodity-related variable and may be based on a multiple of the price movement of that variable. The underlying commodity-related variable may be a physical

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commodity (such as heating oil, livestock, or agricultural products), a commodity futures or option contract, a broad-based or narrow-based commodity index, or some other readily measurable variable that reflects changes in the value of particular commodities or the commodities markets.

The Fund typically has the right to “put” (or sell) a commodity-linked note to the issuer at any time, at a price that is calculated based on the price movement of the underlying variable. A typical commodity-linked note also provides that the issuer will automatically repurchase the note from the Fund if the value of the note decreases to a specified level based on the price of the underlying variable.

Real Estate Investment Trusts

The Fund may invest in the equity securities of real estate investment trust known as REITS. REITs are like corporations, except that they do not pay income taxes if they meet certain IRS requirements. However, while REITs themselves do not pay income taxes, the distributions they make to investors are taxable. REITs invest primarily in real estate and distribute almost all of their income—most of which comes from rents, mortgages and gains on sales of property—to shareholders.

For more information, see Investment Risks and Considerations in the SAI, which contains additional information about the Fund. To obtain a copy, see the back cover of this prospectus.

OTHER INVESTMENTS AND STRATEGIES

In addition to the principal investment strategies, the Fund also may use the following non-principal investment strategies to try to increase its returns or protect its assets if market conditions warrant.

Forward Commitments

The Fund may purchase or sell securities through a forward commitment. These transactions involve the purchase or sale of securities by the Fund at an established price with payment and delivery taking place in the future. The Fund enters into these transactions to obtain what is considered an advantageous price to the Fund at the time of entering into the transaction. When the Fund purchases securities in these transactions, the Fund segregates liquid securities in an amount equal to the amount of its purchase commitments.

There can be no assurance that a security purchased or sold through a forward commitment will be delivered. If the dealer through which the trade is made fails to consummate the transaction, the Fund may lose an advantageous yield or price. Securities purchased on a forward commitment basis also involve a risk that the value of the security to be purchased may decline prior to the settlement date. The Fund does not accrue income prior to delivery of the securities in the case of forward commitment purchases.

Short Sales

The Fund may make short sales of a security. This means that the Fund may sell a security that it does not own, which it may do, for example, when the investment subadviser thinks the value of the security will decline. The Fund generally borrows the security to deliver to the buyers in a short sale. The Fund must then replace the borrowed security by purchasing it at the market price at the time of replacement. Short sales involve costs and risk, including potentially unlimited losses. The Fund must pay the lender any dividends or interest that accrues on the security it borrows, and the Fund will lose money if the price of the security increases between the time of the short sale and the date when the Fund replaces the borrowed security. The Fund may make short sales “against the box.” In a short sale against the box, at the time of sale, the Fund owns or has the right to acquire the identical security at no additional cost through conversion or exchange of other securities it owns. When selling short against the box, the Fund gives up the opportunity for capital appreciation in the security.

Repurchase Agreements

The Fund may use repurchase agreements, where a party agrees to sell a security to the Fund and then repurchases it at an agreed-upon price at a stated time. This creates a fixed return for the Fund, and is, in effect, a loan by the Fund. Repurchase agreements are used for cash management purposes only.

Reverse Repurchase Agreements and Dollar Rolls

The Fund may enter into reverse repurchase agreements, which involve the sale of a portfolio security by the Fund coupled with an agreement to repurchase the security, as well as dollar rolls in which the Fund sells securities for delivery in the current month and simultaneously agrees to repurchase a substantially similar security at a future date. Either strategy involves leverage and may magnify underlying investment gains or losses.

16	Prudential Real Assets Fund

When-Issued and Delayed-Delivery Securities
The Fund may purchase securities, including money market obligations, municipal bonds or other obligations, on a when-issued, delayed-delivery or forward commitment basis. When the Fund makes this type of purchase, the price and interest rate are fixed at the time of purchase, but delivery and payment for the obligations take place at a later time. The Fund does not earn interest income until the date the obligations are expected to be delivered.

Money Market Instruments

The Fund may invest in money market instruments, including commercial paper of a U.S. or foreign company, foreign government securities, certificates of deposit, bankers’ acceptances, time deposits of domestic and foreign banks, and obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities. These obligations may be U.S. dollar-denominated or denominated in a foreign currency. Money market instruments typically have a maturity of one year or less as measured from the date of purchase.

U.S. Government Securities

The Fund may invest in securities issued or guaranteed by the U.S. Government or by an agency or instrumentality of the U.S. Some U.S. Government securities are backed by the full faith and credit of the United States, which means that payment of principal and interest is guaranteed but market value is not. Some are supported only by the credit of the issuing agency or instrumentality and depend entirely on the agency or instrumentality’s own resources to repay their debt and are subject to the risk of default like private issuers.

Exchange-Traded Funds (ETFs) and Exchange-Traded Notes (ETNs)

The Fund may invest in securities of ETFs, subject to certain limits on investment in securities of non-affiliated investment companies. Securities of ETFs represent shares of ownership in either a mutual fund or unit investment trust that generally holds a portfolio of securities that may include bonds, common stocks, other instruments or a combination of all three and which is designed to provide exposure to the market represented by the portfolio of those securities. Such holdings are subject to any management fees of the mutual fund or unit investment trust. In addition, the Fund may invest in ETNs. ETNs, like ETFs, are traded on major exchanges. ETN returns are based on the performance of a market index, although the credit rating of the issuer may affect the value of the ETN.

Temporary Defensive Investments

In response to adverse market, economic or political conditions, the Fund may take a temporary defensive position and invest up to 100% of its assets in money market instruments, including short-term obligations of, or securities guaranteed by, the U.S. Government, its agencies or instrumentalities or in high-quality obligations of domestic or foreign banks and corporations, and may hold up to 100% of its assets in cash or cash equivalents. Investing heavily in these securities limits the Fund’s ability to achieve its investment objective, but can help to preserve the Fund’s assets.

Additional Strategies

The Fund follows certain policies when it borrows money (the Fund can borrow up to 33 1/3% of the value of its total assets); purchases shares of other investment companies; lends its securities to others (the Fund can lend up to 33⅓% of the value of its total assets); and holds illiquid securities (the Fund may hold up to 15% of its net assets (assets less liabilities) in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). The Fund is subject to certain other investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI.

Portfolio Turnover

As a result of the investment policies described above, the Fund may engage in a substantial number of portfolio transactions. The portfolio turnover rate is generally the percentage computed by dividing the lesser of portfolio purchases or sales (excluding all securities, including options, whose maturity or expiration date at acquisition was one year or less) by the monthly average value of the portfolio. High portfolio turnover (100% or more) involves correspondingly greater brokerage commissions and other transaction costs, which are borne directly by the Fund. In addition, high portfolio turnover may also mean that a proportionately greater amount of distributions to shareholders will be taxed as ordinary income rather than long-term capital gains compared to investment companies with lower portfolio turnover.

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INVESTMENT RISKS

All investments involve risk, and investing in the Fund is no exception. Since the Fund’s holdings can vary significantly from broad-based securities market indexes, performance of the Fund can deviate from performance of the indexes. The charts below outline the key risks and potential rewards of the Fund’s principal strategies and certain other non-principal strategies that the Fund and the Underlying Prudential Funds may use. Following the charts is a table which sets forth the investment limits applicable to each of the types of investments discussed in the charts. Unless otherwise noted, a percentage stated as a limit on the Fund’s ability to engage in a particular type of investment is a percentage of investable assets. For more information, see the SAI.

Principal Investment Strategies

Equity and Other Equity Related Securities
Risks	Potential Rewards

 Individual stocks could lose value.
 Equity markets could go down, resulting in a decline in value of the Fund’s investments.
 Investment style risk—the risk that returns from the types of stocks in which the Fund invests will trail returns from the overall stock market.
 Companies that normally pay dividends may not do so if they don’t have profits or adequate cash flow or to conserve cash.
Changes in economic or political conditions, both domestic and international, may result in a decline in value of the Fund’s investments.
 Historically, stocks have outperformed other investments over the long term.
 Generally, economic growth leads to higher corporate profits, which in turn can lead to an increase in stock prices, known as capital appreciation.
May be a source of dividend income.

Fixed-Income Securities
Risks	Potential Rewards

 The Fund’s holdings, share price, yield and total return may fluctuate in response to bond market movements.
 Credit risk—the risk that the default of an issuer will leave the Fund with unpaid interest or principal. The lower an instrument’s quality, the higher its potential volatility.
 Market risk—the risk that the market value of an investment may decline, sometimes rapidly or unpredictably. Market risk may affect an industry, a sector, or the market as a whole.
Interest rate risk—the risk that the value of most bonds will fall when interest rates rise: the longer a bond’s maturity and the lower its credit quality, the more its value typically falls. Interest rate risk can lead to price volatility, particularly for junk bonds and stripped securities.
 Bonds have generally out-performed money market instruments over the long term with less risk than stocks.
 Most bonds will rise in value when interest rates fall.
 A source of regular interest income.
 Generally more secure than stocks since companies must pay their debts before paying stockholders.
 Investment-grade obligations have a lower risk of default.
 Bonds with longer maturity dates typically have higher yields.
Intermediate-term securities may be less susceptible to loss of principal than longer-term securities.

18	Prudential Real Assets Fund

Foreign Securities
Risks	Potential Rewards

 Foreign markets, economies and political systems, particularly those in developing countries, may not be as stable as those in the U.S.
 Currency risk—adverse changes in the values of foreign currencies can cause losses (non-U.S. dollar denominated securities).
 May be less liquid than U.S. stocks and bonds.
 Differences in foreign laws, accounting standards, public information, custody and settlement practices may result in less reliable information on foreign investments and involve more risks.
Investments in emerging market securities are subject to greater volatility and price declines.
 Investors may participate in the growth of foreign markets through the Fund’s investments in companies operating in those markets.
 The Fund may profit from a favorable change in the value of foreign currencies (non-U.S. dollar denominated securities).
Opportunities for diversification.

Commodities and Commodity-Linked Investments
Risks	Potential Rewards

 May be more volatile than investments in more traditional equity and debt securities.
 The prices of these instruments historically have been affected by, among other things, overall market movements and changes in interest and exchange rates.
 Such investments may be speculative.
 Commodity markets are subject to temporary distortions or other disruptions due to a variety of factors, including participation of speculators, government intervention and regulation, and certain lack of liquidity in the markets.
 Prices of commodities and related contracts may fluctuate significantly over short periods for a variety of reasons, including weather, crop or livestock disease, investment speculation, resource availability, fluctuations in industrial and commercial supply and demand, U.S. agricultural, fiscal, monetary and exchange control programs, embargoes, tariffs, and international political, economic, military and regulatory developments.
Commodity-linked investments may be leveraged, which increases risk.	Diversification to traditional equity and debt asset classes. Historically performed well in periods of high inflation.

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Derivatives
Risks	Potential Rewards

 The value of derivatives (such as forwards, futures, swaps and options) that are used to hedge a portfolio security is generally determined independently from the value of that security and could result in a loss to the Fund when the price movement of the derivative does not correlate with a change in the value of the portfolio security.
 Derivatives may not have the intended effects and may result in losses or missed opportunities.
 The counterparty to a derivatives contract could default.
 Derivatives can increase share price volatility and those that involve leverage could magnify losses.
 Certain types of derivatives involve costs to the Fund that can reduce returns.
 Derivatives may be difficult to value precisely or sell at the time or price desired.
Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulations are not yet fully known and may not be for some time. New regulation of derivatives may make them more costly, may limit their availability, or may otherwise adversely affect their value or performance.
 Derivatives could make money and protect against losses if the investment analysis proves correct.
 Derivatives used for return enhancement purposes involve a type of leverage and could generate substantial gains at low cost.
 One way to manage the Fund’s risk/return balance is by locking in the value of an investment ahead of time.
Hedges that correlate well with an underlying position can reduce or eliminate the volatility of investment income or capital gains at low cost.

Securities of Real Estate Investment Trusts (REITs)
Risks	Potential Rewards

 Performance and values depend on the value of the underlying properties or the underlying loans or interests, the strength of real estate markets, REIT management and property management which can be affected by many factors, including national and regional economic conditions.
 Securities of individual REITs could lose value.
 Equity markets could go down, resulting in a decline in value of the Fund’s investments.
 Companies that normally pay dividends may not do so if they don’t have profits or adequate cash flow.
 Changes in economic or political conditions, both domestic and international, may result in a decline in value of the REIT investments.
 REITs charge management fees which may result in layering the management fees paid by the Fund.
Real estate companies, including REITs, may be leveraged, which increases risk.	Real estate holdings can generate good returns from rents, rising market values, etc. Greater diversification than direct ownership of real estate.

20	Prudential Real Assets Fund

Natural Resource Equity-Related and Asset-Based Securities
Risks	Potential Rewards

 Natural resource companies are affected by numerous factors, including events occurring in nature, inflationary pressures, international politics and general economic conditions.
 Other risks associated with foreign securities in general and equity-related securities, both as described below.
 There may not be a perfect correlation between the price movements of an asset-based security and the underlying natural resource.
 Asset-based securities are not always secured by a security interest in the underlying natural resource.
Asset-based securities typically pay interest or dividends at below-market rates.	The scarcity of certain resources coupled with increasing demand or speculation can create attractive investment opportunities.
Securities of Utility Companies
Risks	Potential Rewards

 Inflationary and other cost increases in fuel and other operating expenses.
 Utilities’ earnings growth may be slower than broad market indexes.
 Deregulation of utility companies may negatively affect their earnings.
 Changes in regulatory environment.
See risks of equity-related securities and fixed-income obligations below.
 Potential for both current income and capital appreciation.
 Utilities are regulated by the government so earnings tend to be more consistent and less susceptible to economic cycles.
 Most utility stocks have higher yields than other sectors of the market.
Deregulation of utility companies may present opportunities for significant capital appreciation.

Non-Principal Investment Strategies

U.S. Government and Agency Securities
Risks	Potential Rewards

 Not all U.S. Government securities are insured or guaranteed by the U.S. Government. Some are only insured or guaranteed by the issuing agency, which must rely on its own resources to repay the debt.
 Limits potential for capital appreciation.
 Credit risk—the risk that the borrower can’t pay back the money borrowed or make interest payments (relatively low for U.S. Government securities).
 Market risk—the risk that the market value of an investment may move up or down, sometimes rapidly or unpredictably, because interest rates rise or there is a lack of confidence in the borrower. Market risk may affect an industry, a sector or the market as a whole.
 Interest rate risk—the risk that the value of most debt obligations will fall when interest rates rise. The longer a bond’s maturity and the lower its credit quality, the more its value typically falls. Price volatility may follow.
 Inflation-indexed bonds, such as Treasury Inflation-Protected Securities (“TIPS”), may experience greater losses than other fixed income securities with similar durations.
Investments in inflation-indexed bonds are more likely to cause fluctuations in the Fund’s income distributions.
 May preserve the Fund’s assets.
 A source of regular interest income.
 Generally more secure than lower quality debt securities and generally more secure than equity securities.
 Principal and interest may be guaranteed by the U.S. Government.
 If interest rates decline, long-term yields should be higher than money market yields.
 Bonds have generally outperformed money market instruments over the long term.
Most bonds rise in value when interest rates fall.

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Exchange-Traded Funds (ETFs)
Risks	Potential Rewards
The price movement of an ETF may not track the underlying index or basket of securities and may result in a loss. Duplicate management fees.
 Helps to manage cash flows.
 Ability to get rapid exposure to an index.
 Provides opportunity to buy or sell an entire portfolio of securities in a single transaction in a manner similar to buying or selling a share of stock.
The unsystemic risk (risk associated with certain issues rather than the financial markets generally) associated with investments in ETFs is generally low relative to investments in securities of individual issuers.
Illiquid Securities
Risks	Potential Rewards
May be difficult to value precisely. May be difficult to sell at the time or price desired.	May offer a more attractive yield or potential for growth than more widely traded securities.
When Issued and Delayed Delivery Securities
Risks	Potential Rewards

 Value of securities may decrease before delivery occurs.
 Counterparty may become insolvent prior to delivery.
If the security is not issued, or the counterparty fails to meet its obligation, the Fund loses the investment opportunity for the assets it has set aside to pay for the security and any gain in the security’s price.	May enhance investment gains.
Money Market Instruments
Risks	Potential Rewards

 Limit the Fund’s potential for capital appreciation and achieving its objective.
 Credit risk (which is less of a concern for money market instruments)—the risk that the underlying receivables will not be paid by debtors or by credit insurers or guarantors of such instruments.
Market risk (which is less of a concern for money market instruments)—the risk that bonds will lose value in the market, sometimes rapidly or unpredictably, because interest rates rise or there is a lack of confidence in the borrower or the bond’s insurer.	May preserve the Fund’s assets.

Exchange-Traded Notes (ETNs)
Risks	Potential Rewards

 The value of an ETN depends on the performance of the index underlying the ETN and the credit rating of the ETN’s issuer.
 ETNs do not make periodic interest payments.
Principal of ETNs is not protected.	Ability to gain rapid exposure to an index

22	Prudential Real Assets Fund

Short Sales, including Short Sales Against the Box
Risks	Potential Rewards

 May magnify underlying investment losses.
 Share price volatility can magnify losses because underlying security must be replaced at a specific time.
 Investment costs may exceed potential underlying investment gains.
 Short sales pose the risk of potentially unlimited loss.
 Short sales “against the box” give up the opportunity for capital appreciation in the security.
Short sales “against the box” are not subject to the 25% of net assets limitation.	May magnify underlying investment gains. Short sales “against the box” may lock in capital appreciation while delaying tax consequences.
Repurchase Agreements
Risks	Potential Rewards
The counter-party to the repurchase agreement may fail to repurchase the securities in a timely manner or at all.	Creates a fixed rate of return for the Fund.
Reverse Repurchase Agreements and Dollar Rolls
Risks	Potential Rewards

 Risk that the counterparty may fail to return securities in a timely manner or at all.
 May magnify underlying investment losses.
 Investment costs may exceed potential underlying investment gains.
Leverage risk—the risk that the market value of the securities purchased with proceeds of the sale declines below the price of the securities the Fund must repurchase.	May magnify underlying investment gains.
Forward Commitments
Risks	Potential Rewards
The counterparty to the forward commitment may fail to make payment or delivery in a timely manner or at all. The value of the security to be purchased may decline prior to the settlement date.	Creates a fixed rate of return for the Fund..
Principal & Non-Principal Strategies: Investment Limits

 Cayman Subsidiary: Up to 25% of total assets
 ETNs: Up to 5% of total assets by any one securities-related issuer, along with all other securities issued by the issuer
 ETFs: Up to 10% of total assets
 Illiquid Securities: Up to 15% of net assets
 Money Market Instruments: Up to 100% of total assets on a temporary basis
CLNs: Up to 5% of total assets by any one securities-related issuer, along with all other securities issued by the issuer.

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HOW THE FUND IS MANAGED

BOARD OF TRUSTEES

The Fund is overseen by a Board of Trustees (hereafter referred to as Trustees, or the Board). The Board oversees the actions of the Manager, investment subadvisers and distributor and decides on general policies. The Board also oversees the Fund’s officers, who conduct and supervise the daily business operations of the Fund.

MANAGER

Prudential Investments LLC (PI)
Gateway Center Three, 100 Mulberry Street
Newark, NJ 07102-4077

Under a management agreement with the Fund, PI manages the Fund’s investment operations and administers its business affairs and is responsible for supervising the Fund’s investment subadviser. For the fiscal period ended February 28, the Fund paid PI management fees or an effective management fee rate of 0.60% of the Fund’s average daily net assets for all share classes.

PI and its predecessors have served as a manager or administrator to investment companies since 1987. As of July 31, 2011, PI, a wholly-owned subsidiary of Prudential, served as the investment manager to all of the Prudential U.S. and offshore open-end investment companies, and as the manager or administrator to closed-end investment companies, with aggregate assets of approximately $162.1 billion.

Subject to the supervision of the Board, PI is responsible for conducting the initial review of prospective investment subadvisers for the Fund. In evaluating a prospective investment subadviser, PI considers many factors, including the firm’s experience, investment philosophy and historical performance. PI is also responsible for monitoring the performance of the Fund’s investment subadvisers.

PI and the Fund operate under an exemptive order (the Order) from the Securities and Exchange Commission (the Commission) that generally permits PI to enter into or amend agreements with unaffiliated investment subadvisers without obtaining shareholder approval each time. This authority is subject to certain conditions, including the requirement that the Board must approve any new or amended agreements with an investment subadviser. Shareholders of the Fund still have the right to terminate these agreements at any time by a vote of the majority of outstanding shares of the Fund. The Fund will notify shareholders of any new investment subadvisers engaged or material amendments to subadvisory agreements made pursuant to the Order.

A discussion of the basis for the Board’s approvals of the management and subadvisory agreements is available in the Fund’s Annual Report to shareholders dated February 28.

INVESTMENT SUBADVISERS

Quantitative Management Associates LLC (QMA), Prudential Investment Management, Inc. (PIM) and Jefferies Asset Management, LLC (Jefferies), are the subadvisers for the Fund (each, a Subadviser and together, the Subadvisers). QMA provides asset allocation services to the Fund and the day-to-day investment management for the gold/defensive asset class. PIM handles the day-to-day investment management for the Fund’s direct investments in the TIPS asset class. Jefferies handles the day-to-day investment management services for the Fund’s investments in the commodity asset class.

Quantitative Management Associates LLC (QMA) is a wholly-owned subsidiary of Prudential Investment Management, Inc. QMA manages equity and asset allocation portfolios for institutional and retail clients. As of June 30, 2011, QMA managed approximately $81 billion in assets, including approximately $37 billion that QMA, as a balanced manager, allocated to investment vehicles advised by affiliated and unaffiliated managers. The address of QMA is Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102.

Prudential Investment Management, Inc. (PIM) has served as an investment adviser to Prudential Financial, Inc. (Prudential Financial) since 1984. Its address is Gateway Center Two, 100 Mulberry Street, Newark, NJ 07102. PI has responsibility for all investment advisory services, supervises PIM and pays PIM for its services. As of June 30, 2011 PIM managed approximately $583 billion in assets.

Prudential Fixed Income is the primary public fixed income asset management unit of PIM, with $299 billion in assets under management as of June 30, 2011 and is the unit of PIM that provides investment advisory services to the Fund.

24	Prudential Real Assets Fund

Prudential Fixed Income is organized into groups specializing in different sectors of the fixed income market: U.S. and non-U.S. government bonds, mortgages and asset-backed securities, U.S. and non-U.S. investment grade corporate bonds, high-yield bonds, emerging markets bonds, municipal bonds, and money market securities.

Jefferies Asset Management, LLC (Jefferies). Jefferies is a wholly-owned subsidiary of Jefferies Group, Inc. and is located at The Metro Center, One Station Place, Three North, Stamford, CT 06902. As of June 30, 2011 Jefferies had assets under management of approximately $1.9 billion (measured at notional value for managed accounts and net asset value for pooled vehicles, and which includes non-fee paying accounts of affiliates).

PORTFOLIO MANAGERS

Ted Lockwood is a Managing Director for QMA and head of QMA’s asset allocation area. He is also responsible for managing asset allocation and equity portfolios, investment research, and new product development since 1988. Previously, Ted was an AT&T Bell Laboratories Fellow and member of the technical staff at AT&T. Ted graduated summa cum laude with a BE in Engineering from Stony Brook University and earned an MS in Engineering and an MBA in Finance from Columbia University.

Edward F. Keon, Jr. is a Managing Director and Portfolio Manager for QMA, as well as a member of the asset allocation team and the investment committee. In addition to portfolio management, Ed contributes to investment strategy, research and portfolio construction. Ed’s investment industry experience dates back to 1993. Before joining QMA, he served as Chief Investment Strategist and Director of Quantitative Research at Prudential Equity Group, LLC, where he was a member of the firm’s investment policy committee and research recommendation committee. Ed’s prior experience was as Senior Vice President at I/B/E/S International Inc. Ed is a member of the Board of Directors of the Chicago Quantitative Alliance and sits on the Membership Committee of the Institute of Quantitative Research in Finance (Q-Group). He graduated summa cum laude with a BS in industrial management from the University of Massachusetts/Lowell and an MS in Finance and Marketing from the Sloan School of Management at the Massachusetts Institute of Technology.

Edward L. Campbell, CFA, is a Principal and Portfolio Manager for QMA and a member of the asset allocation team and investment committee. In addition to portfolio management, Ed is a specialist in global macroeconomic and investment strategy research. He joined a predecessor unit in 1996 and has been a portfolio manager since 2002. He has also served as a Portfolio Manager with Prudential Investments (PI) and spent several years as a Senior Analyst with PI’s Strategic Investment Research Group (SIRG). Prior to joining PI, Ed was a Partner and Vice President at Trilogy Advisors LLC. He earned a BS in Economics and International Business from The City University of New York and holds the Chartered Financial Analyst (CFA) designation.

Joel M. Kallman, CFA, is a Senior Associate for QMA. Joel is a portfolio manager and a member of the asset allocation team’s investment committee since 2005. He also conducts economic and market valuation research. Joel has also held various positions within Prudential’s fixed-income group, in areas such as high-yield credit analysis and performance reporting. He earned a BS and MBA in Finance from Rutgers University. He is also a member of the New York Society of Security Analysts and holds the Chartered Financial Analyst (CFA) designation.

Robert Tipp, CFA, is Managing Director and Chief Investment Strategist for Prudential Fixed Income, responsible for Investment Strategy and Macroeconomic Research. Mr. Tipp is also responsible for Liability-Driven Investing (LDI) strategies, as well as duration and foreign exchange positioning for Core Plus and other portfolios. Earlier, Mr. Tipp served as co-head of Prudential Financial’s institutional fixed income business. Before joining Prudential Financial in 1991, he was a Director in the Portfolio Strategies Group at the First Boston Corporation, where he developed, marketed, and implemented strategic portfolio products for money managers. Prior to that, Mr. Tipp was a senior staff analyst at the Allstate Research & Planning Center, and managed fixed income and equity derivative strategies at Wells Fargo Investment Advisors. He received both a BS in Business Administration and an MBA from the University of California, Berkeley. Mr. Tipp holds the Chartered Financial Analyst (CFA) designation.

Craig Dewling is Managing Director and Head of the Global Rates and Securitized Products Team at Prudential Fixed Income. In this role, Mr. Dewling has portfolio management and trading oversight for U.S. Treasuries and government agency securities, mortgage-backed securities, structured product securities, and interest rate derivative transactions, for all strategies, products, and distribution channels. He is also a senior portfolio manager for U.S. Government, mortgage-backed securities, and insurance strategies, and is a sector portfolio manager for multi-sector fixed income portfolios. He has specialized in mortgage-backed securities since 1991. Earlier, he was a taxable bond generalist for Prudential’s proprietary accounts, specializing in U.S. Treasuries and agencies. Mr. Dewling joined Prudential Financial in 1987 in the Securities Systems Group. Mr. Dewling received a BS in Quantitative Business Analysis from The Pennsylvania State University and an MBA in Finance from Rutgers University.

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Douglas Fitzgerald, CFA, is a Principal and US government portfolio manager for Prudential Fixed Income’s Global Rates and Securitized Products Team. He is responsible for managing interest rate swaps and US Government securities, including Treasuries, Agencies, and TIPS. Prior to joining Prudential Fixed Income, Mr. Fitzgerald was Senior Vice President for Prudential Global Funding, where he managed interest rate swaps and traded fixed income relative value portfolios, using swaps, government agency, and US Treasury securities. Mr. Fitzgerald started his career at Prudential in 1988 in the Portfolio Management Group. Mr. Fitzgerald received a BA in Business from James Madison University. He holds the Chartered Financial Analyst (CFA) designation.

Adam De Chiara is a Co-President of Jefferies and the Portfolio Manager of the Jefferies Commodity Programs. Mr. De Chiara began his commodity career in 1991 at Goldman Sachs where he was responsible for trading the Goldman Sachs Commodity Index (“GSCI”). In 1994, Mr. De Chiara founded the commodity index group at AIG, where he designed and launched the Dow Jones - AIG Commodity Index. In 2003, Mr. De Chiara co-founded the commodities group at Jefferies. Mr. De Chiara received a BA from Harvard University and a JD from Harvard Law School. Mr. De Chiara also serves on the Executive Committee, an advisory committee to senior management of Jefferies Group, Inc. and its affiliates.

Additional information about portfolio manager compensation, other accounts managed, and portfolio manager ownership of Fund securities may be found in the SAI.

Cayman Subsidiary

As discussed above, the Fund may pursue its investment objective though investment in the Cayman Subsidiary. The Cayman Subsidiary has a Board of Directors consisting of two directors. The Cayman Subsidiary has entered into a separate management agreement with the manager whereby the manager provides advisory and other services to the Cayman Subsidiary. In consideration of these services, the Cayman Subsidiary will pay the manager a monthly fee at the annual rate of 0.60% of the average daily net assets of Cayman Subsidiary. The manager also has entered into two separate subadvisory agreements with QMA and Jefferies relating to the Cayman Subsidiary. QMA provides asset allocation services to the Cayman Subsidiary and handles the day-to-day investment management for any of the Cayman Subsidiary’s assets allocated to the gold/defensive asset class. Jefferies handles the day-to-day investment management services for the Cayman Subsidiary’s investments in the commodity asset class.

The Cayman Subsidiary is not registered under the 1940 Act and, unless otherwise noted in the Fund’s prospectus or Statement of Additional Information, is not subject to all the investor protections of the 1940 Act.

DISTRIBUTOR

Prudential Investment Management Services LLC (PIMS or the Distributor) distributes each class of the Fund’s shares under a Distribution Agreement with the Fund. The Fund has Distribution and Service Plans (the Plans) pursuant to Rule 12b-1 under the 1940 Act, applicable to certain of the Fund’s shares. Under the Plans and the Distribution Agreements, the Distributor pays the expenses of distributing the shares of all share classes of the Fund. The Distributor also provides certain shareholder support services. Each class of the Fund (except Class Z) pays distribution and other fees to the Distributor as compensation for its services—known as 12b-1 fees—as set forth in the “Fund Fees and Expenses” tables.

Because these fees are paid from the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

DISCLOSURE OF PORTFOLIO HOLDINGS

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is described in the Fund’s SAI and on the Fund’s website.

26	Prudential Real Assets Fund

FUND DISTRIBUTIONS AND TAX ISSUES

DISTRIBUTIONS

Investors who buy shares of the Fund should be aware of some important tax issues. For example, the Fund distributes dividends of net investment income and realized net capital gains, if any, to shareholders. These distributions are subject to federal income taxes, unless you hold your shares in a 401(k) plan, an Individual Retirement Account (IRA) or some other qualified or tax-deferred plan or account. Dividends and distributions from the Fund also may be subject to state and local income tax in the state where you live.

Also, if you sell shares of the Fund for a profit, you may have to pay capital gains taxes on the amount of your profit, unless you hold your shares in a qualified or tax-deferred plan or account.

The following briefly discusses some of the important income tax issues you should be aware of, but is not meant to be tax advice. For tax advice, please speak with your tax adviser.

The Fund distributes dividends out of any net investment income to shareholders. For example, if the Fund owns ACME Corp. stock and the stock pays a dividend, the Fund will pay out a portion of this dividend to its shareholders, assuming the Fund’s income is more than its costs and expenses. The dividends you receive from the Fund will be subject to taxation whether or not they are reinvested in the Fund.

The Fund also distributes any realized net capital gains to shareholders. Capital gains are generated when the Fund sells its assets for a profit. For example, if the Fund bought 100 shares of ACME Corp. stock for a total of $1,000 and more than one year later sold the shares for a total of $1,500, the Fund has net long-term capital gains of $500, which it will pass on to shareholders (assuming the Fund’s remaining total gains are greater than any losses it may have). Capital gains are taxed differently depending on how long the Fund holds the security. If the Fund holds a security for more than one year before selling it, any gain is treated as long-term capital gain which, if recognized in taxable years beginning before January 1, 2013, is generally taxed at rates of up to 15%, provided that the Fund distributes the net capital gain to non-corporate U.S. shareholders, and up to 20% thereafter. If the Fund holds the security for one year or less, any gain is treated as short-term capital gain, which is taxed at rates applicable to ordinary income. Different rates apply to corporate shareholders.

Dividends from net investment income paid to a non-corporate U.S. shareholder in a taxable year beginning before January 1, 2013 that are reported as qualified dividend income will generally be taxable to such shareholder at a maximum rate of 15%. Dividends of net investment income that are not reported as qualified dividend income will be taxable to shareholders at ordinary income rates. Also, a portion of the dividends paid to corporate shareholders of the Fund will be eligible for the 70% dividends received deduction to the extent the Fund’s income is derived from certain dividends received from U.S. corporations.

For taxable years beginning after December 31, 2012, a U.S. shareholder that is an individual, estate or certain type of trust will be subject to a 3.8% Medicare contribution tax on the lesser of (1) the U.S. shareholder’s “net investment income,” including Fund distributions and net gains from the disposition of Fund shares, and (2) the excess of the U.S. shareholder’s modified adjusted gross income for the taxable year over a certain threshold.

For your convenience, the Fund’s distributions of dividends and net capital gains are automatically reinvested in the Fund without any sales charge. If you ask us to pay the distributions in cash, we will send you a check if your account is with Prudential Mutual Fund Services LLC (the Transfer Agent). Otherwise, if your account is with a broker, you will receive a credit to your account. Either way, the distributions may be subject to income taxes unless your shares are held in a qualified or tax-deferred plan or account. If your dividend distribution check(s) remains uncashed for more than six months, your check(s) may be invested in additional shares of the Fund at the next net asset value (“NAV”) calculated on the day of the investment. For more information about automatic reinvestment and other shareholder services, see “Additional Shareholder Services” in the next section.

The chart below sets forth the expected frequency of dividend and capital gains distributions to shareholders. Various factors may impact the frequency of dividend distributions to shareholders, including but not limited to adverse market conditions or portfolio holding-specific events

Expected Distribution Schedule
Dividends	Annually
Short-Term Capital Gains	Annually

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Expected Distribution Schedule
Long-Term Capital Gains	Annually

TAX ISSUES

Form 1099

Every year, you will receive a Form 1099, which reports the amount of ordinary income distributions and long-term capital gains we distributed to you during the prior year unless you own shares of the Fund as part of a qualified or tax-deferred plan or account. If you do own shares of the Fund as part of a qualified or tax-deferred plan or account, your taxes are deferred, so you will not receive a Form 1099 annually, but instead you will receive a Form 1099 when you take any distribution from your qualified or tax-deferred plan or account.

Fund distributions are generally taxable to you in the calendar year in which they are received, except when we declare certain dividends and distributions in the fourth quarter, with a record date in such quarter, and actually pay them in January of the following year. In such cases, the dividends and distributions are treated as if they were paid on December 31st of the prior year.

Withholding Taxes

If federal tax law requires you to provide the Fund with your taxpayer identification number and certifications as to your tax status and you fail to do this, or if you are otherwise subject to backup withholding, we will withhold and pay to the U.S. Treasury a portion, currently 28%, of your distributions and sale proceeds.

Taxation of Foreign Shareholders

For a discussion regarding the taxation of foreign shareholders, please see the SAI.

If You Purchase on or Before a Record Date

If you buy shares of the Fund on or before the record date for a distribution (the date that determines who receives the distribution), we will pay that distribution to you. As explained above, the distribution may be subject to taxes. You may think you’ve done well since you bought shares one day and soon thereafter received a distribution. That is not so, because when dividends are paid out, the value of each share of the Fund decreases by the amount of the dividend to reflect the payout, although this may not be apparent because the value of each share of the Fund also will be affected by market changes, if any. However, the timing of your purchase does mean that part of your investment may have come back to you as taxable income.

Qualified and Tax-Deferred Retirement Plans

Retirement plans and accounts allow you to defer paying taxes on investment income and capital gains. Contributions to these plans may also be tax-deductible, although distributions from these plans generally are taxable. In the case of Roth IRA accounts, contributions are not tax-deductible, but distributions from the plan may be tax-free. Please contact your financial adviser for information on a variety of Prudential Investments mutual funds that are suitable for retirement plans offered by Prudential.

IF YOU SELL OR EXCHANGE YOUR SHARES

If you sell any shares of the Fund for a profit, you have realized a capital gain, which is subject to tax unless the shares are held in a qualified or tax-deferred plan or account. For individuals and other non-corporate shareholders, the maximum capital gains tax rate is generally 15%, if the gain is recognized in a taxable year beginning before January 1, 2013, and 20% thereafter, for shares held for more than one year.

If you sell shares of the Fund at a loss, you may have a capital loss, which you may use to offset capital gains you have, plus, in the case of non-corporate taxpayers, ordinary income of up to $3,000. If you sell shares and realize a loss, you will not be permitted to use the loss to the extent you replace the shares (including pursuant to the reinvestment of a dividend) within a 61-day period (beginning 30 days before and ending 30 days after the sale of the shares). Under certain circumstances, if you acquire shares of the Fund and sell or exchange your shares within 90 days, you may not be allowed to include certain charges incurred in acquiring the shares for purposes of calculating gain or loss realized upon the sale or exchange of the shares.

28	Prudential Real Assets Fund

If you exchange your Fund shares for shares of another class of the Fund, this is generally not a taxable event and should not result in realization of a capital gain or loss by you. If you exchange your shares of the Fund for shares of another Prudential Investments mutual fund, this is considered a sale for tax purposes. In other words, it’s a taxable event. Therefore, if the shares you exchanged have increased in value since you purchased them, you have capital gains, which are subject to the taxes described above. Unless you hold your shares in a qualified or tax-deferred plan or account, you or your financial adviser should keep track of the dates on which you buy and sell—or exchange—Fund shares, as well as the amount of any gain or loss on each transaction. For tax advice, please see your tax adviser.

Automatic Conversion of Class B Shares

The conversion of Class B shares into Class A shares—which happens automatically approximately seven years after purchase—is not a taxable event for federal income tax purposes. For more information about the automatic conversion of Class B shares, see Class B Shares Automatically Convert to Class A Shares in How to Buy, Sell and Exchange Shares of the Fund ..

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HOW TO BUY, SELL AND EXCHANGE FUND SHARES

HOW TO BUY SHARES

In order to buy Fund shares, simply follow the steps described below.

Opening an Account

If you don’t have an account with us or a financial services firm that is permitted to buy or sell shares of the Fund for you, contact the Transfer Agent, Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent) at (800) 225-1852 or write to:

Prudential Mutual Fund Services LLC
P.O. Box 9658
Providence, RI 02940

You may purchase shares by check or wire. We do not accept cash, money orders or travelers checks. To purchase by wire, call the number above to obtain an application. After PMFS receives your completed application, you will receive an account number. For additional information, see the back cover page of this Prospectus. We have the right to reject any purchase order (including an exchange into a Fund) or suspend or modify a Fund’s sale of its shares, including due to failure by you to provide additional information requested, such as information needed to verify the source of funds used to purchase shares, your identity or the identity of any underlying beneficial owners of your shares.

With certain limited exceptions, Fund shares are only available to be sold in the United States, U.S. Virgin Islands, Puerto Rico and Guam.

Choosing a Share Class

The Fund offers the following share classes. Certain classes of shares may have additional specific eligibility or qualification requirements, which are explained below.

Share Class	Eligibility
Class A	Individual investors
Class B	Individual investors
Class C	Individual investors
Class Z	Institutional investors and certain other investors

Multiple share classes let you choose a cost structure that meets your needs:

  Class A shares purchased in amounts of less than $1 million require you to pay a sales charge at the time of purchase, but the operating expenses of Class A shares are lower than the operating expenses of Class B and Class C shares. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are also subject to a contingent deferred sales charge (CDSC) of 1%. The CDSC is waived for certain retirement and/or benefit plans.
  Class B shares do not require you to pay a sales charge at the time of purchase, but do require you to pay a sales charge if you sell your shares within six years (that is why it is called a CDSC). The operating expenses of Class B shares are higher than the operating expenses of Class A shares.
  Class C shares do not require you to pay a sales charge at the time of purchase, but do require you to pay a sales charge if you sell your shares within 12 months of purchase. The operating expenses of Class C shares are higher than the operating expenses of Class A shares.

When choosing a share class, you should consider the following factors:

  The amount of your investment and any previous or planned future investments, which may qualify you for reduced sales charges for Class A shares under Rights of Accumulation or a Letter of Intent.
  The length of time you expect to hold the shares and the impact of varying distribution fees. Over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. For this reason, Class C shares are generally appropriate only for investors who plan to hold their shares for no more than 3 years.
  The different sales charges that apply to each share class—Class A’s front-end sales charge ( or in certain cases, CDSC) vs. Class B’s CDSC vs. Class C’s lower CDSC.
  The fact that Class B shares automatically convert to Class A shares approximately seven years after purchase.
  Class B shares purchased in single amounts greater than $100,000 are generally less advantageous than purchasing Class A shares. Purchase orders for Class B shares exceeding this amount generally will not be accepted.

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  Class C shares purchased in single amounts greater than $1 million are generally less advantageous than purchasing Class A shares. Purchase orders for Class C shares above this amount generally will not be accepted.

See “How to Sell Your Shares” for a description of the impact of CDSCs.

Some investors purchase or sell shares of the Fund through financial intermediaries and omnibus accounts maintained by brokers that aggregate the orders of multiple investors and forward the aggregate orders to the Fund. If your shares are held through a broker-dealer, financial adviser, financial planner or other financial intermediary, you should discuss with your financial intermediary which share classes of the Fund are available to you and which share class may best meet your needs. The Fund has advised the financial intermediaries and broker-dealers who maintain such accounts of the share class features and guidelines, per the Prospectus, and it is their responsibility to monitor and enforce these guidelines with respect to shareholders purchasing shares through financial intermediaries or omnibus accounts.

Share Class Comparison. Use the following chart to help you compare the different share classes. The discussion following this chart will tell you whether you are entitled to a reduction or waiver of any sales charges.

	Class A	Class B	Class C	Class Z
Minimum purchase amount	$2,500	$2,500	$2,500	generally none
Minimum amount for subsequent purchases	$100	$100	$100	None
Maximum initial sales charge	5.50% of the public offering price	None	None	None
Contingent Deferred Sales Charge (CDSC) (as a percentage of the lower of the original purchase price or the sale proceeds)	1% (on investments of $1 million or more redeemed within 1 year)	5%(Yr.1) 4%(Yr.2) 3%(Yr.3) 2%(Yr.4) 1%(Yr.5/6) 0%(Yr.7)	1%(Yr.1)	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	...30% (.25% currently)	1%	1%	None

Notes to Share Class Comparison Table:

° The minimum initial and subsequent investment requirements do not apply to employee savings plan accounts or payroll deduction plan accounts. The minimum initial investment for retirement accounts and custodial accounts for minors is $1,000. The minimum initial and subsequent investment for AIP accounts is $50 (if your shares are held through a broker or other financial intermediary, the broker or intermediary is responsible for determining the minimum initial and subsequent investment for AIP accounts). For more information on Class Z shares, see “Qualifying for Class Z Shares.”

° If the value of your Class A, Class B or Class C account with PMFS is less than $2,500, the Fund will deduct a $15 annual small account maintenance fee from your account. The $15 annual small account maintenance fee will be assessed during the 4th calendar quarter of each year. Any applicable CDSC on the shares redeemed to pay the $15 small account maintenance fee will be waived. The $15 small account maintenance fee will not be charged on: (i) accounts during the first six months from inception of the account, (ii) omnibus accounts or accounts for which a broker or other financial intermediary is responsible for recordkeeping, (iii) institutional accounts, (iv) group retirement plans, (v) AIP accounts or employee savings plan accounts, (vi) accounts with the same registration associated with multiple share classes within Fund, or (vii) clients with assets of more than $50,000 across the Prudential Investments family of mutual funds. For more information, see “Purchase, Redemption and Pricing of Fund Shares—Small Account Maintenance Fee” in the SAI.

° For more information about the CDSC and how it is calculated, see “How to Sell Your Shares—Contingent Deferred Sales Charge (CDSC).”

° Investors who purchase $1 million or more of Class A shares and redeem those shares within 12 months of purchase are subject to a 1% CDSC, although they are not subject to an initial sales charge. The CDSC is waived for purchases by certain retirement or benefit plans.

° Distribution and service fees (12b-1) are paid from the Fund’s assets on a continuous basis. Over time, the fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The service fee for Class A, Class B and Class C shares is .25%. The distribution fee is limited to .30% (including the .25% service fee) for Class A shares, and 0.75% for Class B and Class C shares. The Distributor of the Fund has contractually agreed until June 30, 2012 to reduce its distribution and service (12b-1) fees for Class A shares to .25% of the average daily net assets of the Class A shares.

Reducing or Waiving Class A’s Initial Sales Charge

The following describes the different ways investors can reduce or avoid paying Class A’s initial sales charge.

Increase the Amount of Your Investment. You can reduce Class A’s initial sales charge by increasing the amount of your investment. This table shows how the sales charge decreases as the amount of your investment increases:

Amount of Purchase	Sales Charge as a % of Offering Price	Sales Charge as a % of Amount Invested	Dealer Reallowance
Less than $25,000	5.50%	5.82%	5.00%
$25,000 to $49,999	5.00%	5.26%	4.50%
$50,000 to $99,999	4.50%	4.71%	4.00%
$100,000 to $249,999	3.75%	3.90%	3.25%

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Amount of Purchase	Sales Charge as a % of Offering Price	Sales Charge as a % of Amount Invested	Dealer Reallowance
$250,000 to $499,999	2.75%	2.83%	2.50%
$500,000 to $999,999	2.00%	2.04%	1.75%
$1 million to $4,999,999*	None	None	1.00%**

* If you invest $1 million or more, you can buy only Class A shares, unless you qualify to buy other share classes. If you purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase, you will be subject to a 1% CDSC, although you will not be subject to an initial sales charge. The CDSC is waived for purchases by certain retirement and/or benefit plans.

** For investments of $5 million to $9,999,999, the dealer reallowance is .50%. For investments of $10 million and over, the dealer reallowance is .25%.

To satisfy the purchase amounts above, you can:

  Use your Rights of Accumulation, which allow you or an eligible group of related investors to combine (1) the current value of Prudential Investments mutual fund shares you or the group already own, (2) the value of money market shares (other than Direct Purchase money market shares) you or an eligible group of related investors have received for shares of other Prudential Investments mutual funds in an exchange transaction, and (3) the value of the shares you or an eligible group of related investors are purchasing; or
  Sign a Letter of Intent, stating in writing that you or an eligible group of related investors will purchase a certain amount of shares in the Fund and other Prudential Investments mutual funds within 13 months

An “eligible group of related investors” includes any combination of the following:

  All accounts held in your name (alone or with other account holders) and taxpayer identification number (TIN);
  Accounts held in your spouse’s name (alone or with other account holders) and TIN (see definition of spouse below);
  Accounts for your children or your spouse’s children including children for whom you and/or your spouse are legal guardian(s) (e.g., UGMAs and UTMAs);
  Accounts in the name and TINs of your parents;
  Trusts with you, your spouse, your children, your spouse’s children and/or your parents as the beneficiaries;
  With limited exclusions, accounts with the same address (exclusions include, but are not limited to, addresses for brokerage firms and other intermediaries and Post Office boxes); and
  Accounts held in the name of a company controlled by you (a person, entity or group that holds 25% or more of the outstanding voting securities of a company will be deemed to control the company, and a partnership will be deemed to be controlled by each of its general partners), including employee benefit plans of the company where the accounts are held in the plan’s TIN.

A “spouse” is defined as follows:

  The person to whom you are legally married. We also consider your spouse to include the following:
  An individual of the same gender with whom you have been joined in a civil union, or legal contract similar to marriage;
  A domestic partner, who is an individual (including one of the same gender) with whom you have shared a primary residence for at least six months, in a relationship as a couple where you, your domestic partner or both provide for the personal or financial welfare of the other without a fee, to whom you are not related by blood; or
  An individual with whom you have a common law marriage, which is a marriage in a state where such marriages are recognized between a man and a woman arising from the fact that the two live together and hold themselves out as being married.

The value of shares held by you or an eligible group of related investors will be determined as follows:

  for Class A shares and any other share class for which a sales charge is paid, the value of existing shares is determined by the maximum offering price (net asset value (NAV) plus maximum sales charge); and
  for all other share classes, the value of existing shares is determined by the NAV.

Note: Class Z shares cannot be aggregated with any other share class for purposes of reducing or waiving Class A’s initial sales charge.

If your shares are held directly by the Transfer Agent, and you believe you qualify for a reduction or waiver of Class A’s initial sales charge, you must notify the Transfer Agent at the time of the qualifying share purchase in order to receive the applicable reduction or waiver. If your shares are held through a broker or other financial intermediary, and you believe you qualify for a reduction or waiver of Class A’s initial sales charge, you must notify your broker or intermediary at the time of the qualifying purchase in order

32	Prudential Real Assets Fund

to receive the applicable reduction or waiver. Shares held through a broker or other financial intermediary will not be systematically aggregated with shares held directly by the Transfer Agent for purposes of receiving a reduction or waiver of Class A’s initial sales charge. The reduced or waived sales charge will be granted subject to confirmation of account holdings.

If your shares are held directly by the Transfer Agent, you must identify the eligible group of related investors. Although the Transfer Agent does not require any specific form of documentation in order to establish your eligibility to receive a waiver or reduction of Class A’s initial sales charge, you may be required to provide appropriate documentation if the Transfer Agent is unable to establish your eligibility.

If your shares are held through a broker or other intermediary, the broker or intermediary is responsible for determining the specific documentation, if any, that you may need in order to establish your eligibility to receive a waiver or reduction of Class A’s initial sales charge. Your broker or intermediary is also responsible for notifying the Transfer Agent if your share purchase qualifies for a reduction or waiver of Class A’s initial sales charge.

Purchases of $1 Million or More. If you purchase $1 million or more of Class A shares, you will not be subject to an initial sales charge, although a CDSC may apply, as previously noted.

Mutual Fund Programs. The initial sales charge will be waived for participants in any fee-based program or trust program sponsored by Prudential or an affiliate that includes the Fund as an available option. The initial sales charge will also be waived for investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential, or whose programs are available through financial intermediaries that have agreements with Prudential, relating to:

  Mutual fund “wrap” or asset allocation programs, where the sponsor places fund trades, links its clients’ accounts to a master account in the sponsor’s name and charges its clients a management, consulting or other fee for its services, or
  Mutual fund “supermarket” programs, where the sponsor links its clients’ accounts to a master account in the sponsor’s name and the sponsor charges a fee for its services.

Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

Group Retirement Plans. Group retirement plans, including 401(k) plans, Keogh plans, profit-sharing pension plans, money purchase pension plans, target benefit plans, defined benefit plans, Taft-Hartley multiemployer pension plans, SEP-IRA and SARSEP plans, SIMPLE IRA plans, 457 plans, 403(b) plans, non-qualified deferred compensation plans, and other defined contribution plans, may purchase Class A shares without paying the initial sales charge. The availability of Class A shares at NAV for group retirement plans will depend upon the policies of your financial intermediary and/or the recordkeeper for your plan. Investment in the Fund through a 403(b) plan may be available through a custodial account held with your employer’s third party administrator. You should check with your employer to determine if this is an option. If Prudential Retirement Services is the recordkeeper for your group retirement plan, you may call Prudential at (800) 353-2847 with any questions. Otherwise, investors in group retirement plans should contact their financial intermediary with any questions regarding availability of Class A shares at net asset value.

Other Types of Investors. Certain other types of investors may purchase Class A shares without paying the initial sales charge, including:

  certain directors, officers, employees (including their spouses, children and parents) of Prudential and its affiliates, the Prudential Investments mutual funds, and the investment subadvisers of the Prudential Investments mutual funds;
  persons who have retired directly from active service with Prudential or one of its subsidiaries;
  certain real estate brokers, agents and employees of real estate brokerage companies affiliated with the Prudential Real Estate Affiliates;
  registered representatives and employees of broker-dealers that have entered into dealer agreements with the Distributor; and
  investors in IRAs, provided that: (a) the purchase is made either from a directed rollover to such IRA or with the proceeds of a tax-free rollover of assets from a Benefit Plan for which Prudential Retirement (the institutional Benefit Plan recordkeeping entity of Prudential) provides administrative or recordkeeping services, in each case provided that such purchase is made within 60 days of receipt of the Benefit Plan distribution, or (b) the IRA is established through Prudential Retirement as part of its “Rollover IRA” program (regardless of whether or not the purchase consists of proceeds of a tax-free rollover of assets from a Benefit Plan described above).

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To qualify for a waiver of the Class A sales charge at the time of purchase, you must notify the Transfer Agent, or the Distributor must be notified by the broker facilitating the purchase, that the transaction qualifies for a waiver of the Class A sales charge. The waiver will be granted subject to confirmation of your account holdings.

Additional Information About Reducing or Waiving Class A’s Sales Charge. The Fund also makes available free of charge, on the Fund’s website, in a clear and prominent format, information relating to the Fund’s Class A initial sales charge, and the different ways that investors can reduce or avoid paying the initial sales charge. The Fund’s website includes hyperlinks that facilitate access to this information.

You may need to provide your broker-dealer or other financial intermediary through which you hold Fund shares with the information necessary to take full advantage of reduced or waived Class A sales charges.

The Distributor may reallow the Class A sales charge to dealers.

Class B Shares Automatically Convert to Class A Shares

If you buy Class B shares and hold them for approximately seven years, we will automatically convert them into Class A shares without charge. At that time, we will also convert any Class B shares that you purchased with reinvested dividends and other distributions. Since the distribution and service (12b-1) fees for Class A shares are lower than for Class B shares, converting to Class A shares lowers your Fund expenses. Class B shares acquired through the reinvestment of dividends or distributions will be converted to Class A shares according to the procedures utilized by the broker-dealer through which the Class B shares were purchased, if the shares are carried on the books of that broker-dealer and the broker-dealer provides subaccounting services to the Fund. Otherwise, the procedures utilized by PMFS or its affiliates will be used. The use of different procedures may result in a timing differential in the conversion of Class B shares acquired through the reinvestment of dividends and distributions.

When we do the conversion, you will get fewer Class A shares than the number of Class B shares converted if the price of the Class A shares is higher than the price of Class B shares. The total dollar value will be the same, so you will not have lost any money by getting fewer Class A shares. We do the conversions quarterly for Class B shares, not on the anniversary date of your purchase.

Qualifying for Class Z Shares

Institutional Investors. Various institutional investors may purchase Class Z shares, including corporations, banks, governmental entities, municipalities, hospitals, insurance companies and IRS Section 501 entities, such as foundations and endowments. The minimum initial investment for such investors is $10 million. Institutional investors are responsible for indicating their eligibility to purchase Class Z shares at the time of purchase. Certain financial intermediaries may require that investments by their institutional investor clients in Class Z shares be placed directly with the Fund’s Transfer Agent. Please contact the Transfer Agent at (800) 225-1852 for further details.

Mutual Fund Programs. Class Z shares can be purchased by participants in any fee-based program or trust program sponsored by Prudential or an affiliate that includes the Fund as an available option. Class Z shares also can be purchased by investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential, or whose programs are available through financial intermediaries that have agreements with Prudential, relating to:

  Mutual fund “wrap” or asset allocation programs where the sponsor places fund trades, links its clients’ accounts to a master account in the sponsor’s name and charges its clients a management, consulting or other fee for its services; or
  Mutual fund “supermarket” programs where the sponsor links its clients’ accounts to a master account in the sponsor’s name and the sponsor charges a fee for its services.

Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in a share class offered by the program before selecting a share class.

Group Retirement Plans. Group retirement plans, including 401(k) plans, Keogh plans, profit-sharing pension plans, money purchase pension plans, target benefit plans, defined benefit plans, Taft-Hartley multi-employer pension plans, SEP-IRA and SARSEP plans, SIMPLE IRA plans, 457 plans, 403(b) plans, non-qualified deferred compensation plans and other defined contribution plans may purchase Class Z shares. The availability of Class Z shares for group retirement plans will depend upon the policies of your financial intermediary and/or the recordkeeper for your plan. Investment in the Fund through a 403(b) plan may

34	Prudential Real Assets Fund

be available through a custodial account held with your employer’s third party administrator. If Prudential Retirement Services is the recordkeeper for your group retirement plan, you may call Prudential at (800) 353-2847 with any questions. Otherwise, investors in group retirement plans should contact their financial intermediary with any questions regarding availability of Class Z shares.

Other Types of Investors. Class Z shares also can be purchased by any of the following:

  Certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the Prudential mutual funds are an available option;
  Current and former Directors/Trustees of mutual funds managed by PI or any other affiliate of Prudential;
  Prudential, with an investment of $10 million or more (except that seed money investments by Prudential in other Prudential funds may be made in any amount);
  Prudential funds, including Prudential fund-of-funds; and
  Qualified state tuition programs (529 plans).

How Financial Services Firms are Compensated for Selling Fund Shares

The Prudential Investments and Target Mutual Funds are distributed by Prudential Investment Management Services LLC (the Distributor), a broker-dealer that is licensed to sell securities. The Distributor generally does not sell shares of the Funds directly to the public, but instead markets and sells the Funds through other broker-dealers, 401(k) providers, retirement plan administrators, and other financial intermediaries. For ease of reference, we refer to all financial intermediaries collectively as “financial services firms.” Each Fund is managed by the Manager.

Only persons licensed with the Financial Industry Regulatory Authority, Inc. (FINRA), as a registered representative (often referred to as a broker or financial adviser) and associated with a specific financial services firm may sell shares of a mutual fund to you, or to a retirement plan in which you participate.

Rule 12b-1 Fees & Sales Charges. The Distributor has agreements in place with financial services firms defining how much each firm will be paid for the sale of a particular mutual fund from front-end sales charges, if any, paid by Fund shareholders and from fees paid to the Distributor by the Fund pursuant to Rule 12b-1 under the 1940 Act (Rule 12b-1). These financial services firms then pay their registered representatives who sold you the Fund some or all of what they received from the Distributor. The registered representatives may receive a payment when the sale is made and can, in some cases, continue to receive ongoing payments while you are invested in the Fund. The Distributor may change at any time, without prior notice, the amount of Rule 12b-1 fees that it pays (when the sale is made and/or any ongoing payments) to financial services firms and registered representatives so that the Distributor may retain all or a portion of such fees.

“Revenue Sharing” Payments. In addition to the compensation received by financial services firms as described above, the Manager or certain of its affiliates (but not the Distributor) may make additional payments (which are often referred to as “revenue sharing” payments) to the financial services firms from the Manager’s or certain affiliates’ own resources, including from the profits derived from management or other fees received from the Fund, without additional direct or indirect cost to the Fund or its shareholders. Revenue sharing payments are in addition to the front-end sales charges paid by Fund shareholders or fees paid pursuant to plans adopted in accordance with Rule 12b-1. The Manager or certain of its affiliates may revise the terms of any existing revenue sharing arrangement, and may enter into additional revenue sharing arrangements with other financial services firms in the future.

Revenue sharing arrangements are intended to foster the sale of Fund shares and/or to compensate financial services firms for assisting in marketing or promotional activities in connection with the sale of Fund shares. In exchange for revenue sharing payments, the Fund generally expects to receive the opportunity for the Fund to be sold through the financial services firms’ sales force or access to third-party platforms or other marketing programs, including but not limited to mutual fund “supermarket” platforms or other sales programs. To the extent that financial services firms receiving revenue sharing payments sell more shares of the Fund, the Manager and Distributor benefit from the increase in Fund assets as a result of the management and distribution fees they receive from the Fund, respectively. Increased sales of Fund shares also may benefit shareholders, since an increase in Fund assets may allow the Fund to expand its investment opportunities, and increased Fund assets may result in reduced Fund operating expenses.

Revenue sharing payments, as well as the other types of payments described above, may provide an incentive for financial services firms and their registered representatives to recommend or sell shares of the Fund to you and in doing so may create conflicts of interest between the firms’ financial interests and their duties to customers.

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If your Fund shares are purchased through a retirement plan, the Manager or certain of its affiliates (but not the Distributor) may also make revenue sharing payments to the plan’s record keeper or an affiliate, which generally is not a registered broker-dealer. Rule 12b-1 fees and sales charges may only be paid to a registered broker-dealer.

It is likely that financial services firms that execute portfolio transactions for the Fund will include those firms with which the Manager and/or certain of its affiliates have entered into revenue sharing arrangements. Neither the Manager nor any subadviser may consider sales of Fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund. The Manager and certain of its affiliates will not use Fund brokerage as any part of revenue sharing payments to financial services firms.

Revenue sharing payments are usually calculated based on a percentage of Fund sales and/or Fund assets attributable to a particular financial services firm. Payments may also be based on other criteria or factors, for example, a fee per each transaction. Specific payment formulas are negotiated based on a number of factors, including, but not limited to, reputation in the industry, ability to attract and retain assets, target markets, customer relationships and scope and quality of services provided. The Manager and/or certain of its affiliates make such payments to financial services firms in amounts that generally range from .02% up to .20% of Fund assets serviced and maintained by the financial services firms or from .10% to .25% of sales of Fund shares attributable to the firm. In addition, the Manager and/or certain of its affiliates may pay flat fees on a one-time or irregular basis for the initial set-up of the Fund on a financial services firm’s systems, participation or attendance at a financial services firm’s meeting, or for other reasons. These amounts are subject to change. In addition, the costs associated with visiting the financial services firms to make presentations, and/or train and educate the personnel of the financial services firms, may be paid by the Manager and/or certain of its affiliates, subject to applicable FINRA regulations.

Please contact the registered representative (or his or her firm) who sold shares of the Fund to you for details about any payments the financial services firm may receive from the Manager and/or certain of its affiliates. You should review your financial services firm’s disclosure and/or talk to your financial services firm to obtain more information on how this compensation may have influenced your financial services firm’s recommendation of the Fund. Additional information regarding these revenue sharing payments is included in the SAI which is available to you at no additional charge.

Other Payments Received by Financial Services Firms

Administrative, Sub-Accounting and Networking Fees. In addition to, rather than in lieu of, the fees that the Fund may pay to financial services firms as described above, and the fees the Fund pays to the Transfer Agent, the Transfer Agent or its affiliates may enter into additional agreements on behalf of the Fund with financial services firms pursuant to which the Fund will pay financial services firms for certain administrative, sub-accounting and networking services. These services include maintenance of shareholder accounts by the firms, such as record-keeping and other activities that otherwise would be performed by the Transfer Agent. Sub-accounting services encompass activities that reduce the burden of record-keeping to the Fund. Administrative fees are paid to a firm that undertakes, for example, shareholder communications on behalf of the Fund. Networking services are services undertaken to support the electronic transmission of shareholder purchase and redemption orders through the National Securities Clearing Corporation (NSCC).

These payments, as discussed above, are paid out of Fund assets and generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a financial services firm or (2) a fixed dollar amount for each account serviced by a financial services firm. From time to time, the Manager or certain of its affiliates (but not the Distributor) also may pay a portion of the fees for the services to the financial services firms at their own expense and out of their own resources.

In addition, the Fund reimburses the Distributor for NSCC fees that are invoiced to the Distributor as the party to the Agreement with NSCC for the administrative services provided by NSCC to the Fund and its shareholders. These administrative services provided by NSCC to the Fund and its shareholders include transaction processing and settlement through Fund/SERV, electronic networking services to support the transmission of shareholder purchase and redemption orders to and from financial intermediaries, and related recordkeeping provided by NSCC to the Fund and its shareholders. These payments are generally based on a transaction fee rate for certain administrative services plus a fee for other administrative services.

Anti-Money Laundering

In accordance with federal law, the Fund has adopted policies designed to deter money laundering. Under the policies, the Fund will not knowingly engage in financial transactions that involve proceeds from unlawful activity or support terrorist activities, and shall file government reports, including those concerning suspicious activities, as required by applicable law. The Fund will seek to confirm the identity of potential shareholders to include both individuals and entities through documentary and

36	Prudential Real Assets Fund

non-documentary methods. Non-documentary methods may include verification of name, address, date of birth and tax identification number with selected credit bureaus. The Fund has also appointed an Anti-Money Laundering Compliance Officer to oversee the Fund’s anti-money laundering policies.

Understanding the Price You’ll Pay

The price you pay for each share of the Fund is based on the share value. The share value of a mutual fund—known as the net asset value or NAV—is determined by a simple calculation: it’s the total value of the Fund (assets minus liabilities) divided by the total number of shares outstanding. For example, if the value of the investments held by Fund XYZ (minus its liabilities) is $1,000 and there are 100 shares of Fund XYZ owned by shareholders, the value of one share of the Fund—or the NAV—is $10 ($1,000 divided by 100).

Mutual Fund Shares

The NAV of mutual fund shares changes every day because the value of a fund’s portfolio changes constantly. For example, if Fund XYZ holds ACME Corp. bonds in its portfolio and the price of ACME bonds goes up, while the value of the Fund’s other holdings remains the same and expenses don’t change, the NAV of Fund XYZ will increase.

The Fund’s NAV will be determined every day on which the Fund is open as of the close of regular trading on the New York Stock Exchange (NYSE) (generally, 4:00 pm Eastern Time). The Fund’s portfolio securities are valued based upon market quotations or, if market quotations are not readily available, at fair value as determined in good faith under procedures established by the Board. These procedures include pricing methodologies for determining the fair value of certain types of securities and other assets held by the Fund that do not have quoted market prices, and authorize the use of other pricing sources, such as bid prices supplied by a principal market maker and evaluated prices supplied by pricing vendors that employ analytic methodologies that take into account the prices of similar securities and other market factors.

If the Fund determines that a market quotation for a security is not reliable based on, among other things, events or market conditions that occur with respect to one or more securities held by the Fund or the market as a whole, after the quotation is derived or after the closing of the primary market on which the security is traded, but before the time that the Fund’s NAV is determined, the Fund may use “fair value pricing,” which is implemented by a valuation committee (Valuation Committee) consisting of representatives of the Manager and subadviser or by the Board. In addition, the Fund may use fair value pricing determined by the Valuation Committee or Board if the pricing source does not provide an evaluated price for a security or provides an evaluated price that, in the judgment of the Manager (or subadviser), does not represent fair value. Securities that are primarily traded outside the United States may also be subject to a fair value pricing adjustment using a service provided by a pricing vendor, if it is determined that market quotations from those non-U.S. markets are not reliable, based on market movements after the close of the relevant non-U.S. markets. Non-U.S. securities markets are open for trading on weekends and other days when the Fund does not price shares. Therefore, the value of the Fund’s shares may change on days when you will not be able to purchase or redeem the Fund’s shares.

With respect to any portion of the Fund’s assets that are invested in one or more open-end investment companies, the Fund’s NAV will be calculated based upon the NAV of the investment company in which the Fund invests.

Different valuation methods may result in differing values for the same security. The fair value of a portfolio security that the Fund uses to determine its NAV may differ from the security’s quoted or published price. If the Fund needs to implement fair value pricing after the NAV publishing deadline but before shares of the Fund are processed, the NAV you receive or pay may differ from the published NAV price.

Fair value pricing procedures are designed to result in prices for the Fund’s securities and its NAV that are reasonable in light of the circumstances which make or have made market quotations unavailable or unreliable, and may have the effect of reducing arbitrage opportunities available to short-term traders. There is no assurance, however, that fair value pricing will more accurately reflect the market value of a security than the market price of such security on that day or that it will prevent dilution of the Fund’s NAV by short-term traders.

What Price Will You Pay for Shares of the Fund? For Class A shares, you’ll pay the public offering price, which is the NAV next determined after we receive your order to purchase, plus an initial sales charge (unless you’re entitled to a waiver). For all other share classes, you will pay the NAV next determined after we receive your order to purchase (remember, there are no up-front

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sales charges for these share classes). Your broker may charge you a separate or additional fee for purchases of shares. Unless regular trading on the NYSE closes before 4:00 p.m. New York time, or later than 4:00 p.m. New York time, your order to purchase must be received by the Transfer Agent by 4:00 p.m. New York time in order to receive that day’s NAV. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day’s NAV if your order to purchase is received by the Transfer Agent after the close of regular trading on the NYSE.

Additional Shareholder Services

As a Fund shareholder, you can take advantage of the following services and privileges:

Automatic Reinvestment. As we explained in the “Fund Distributions and Tax Issues” section, the Fund pays out—or distributes—its net investment income and net capital gains to all shareholders. For your convenience, we will automatically reinvest your distributions in the Fund at NAV, without any sales charge. If you want your distributions paid in cash, you can indicate this preference on your application, or by notifying your broker or the Transfer Agent in writing (at the address below) at least five business days before the date we determine who receives dividends. For accounts held at the Transfer Agent (PMFS), distributions of $10.00 or less on non-retirement accounts will not be paid out in cash, but will be automatically reinvested into your account.

Prudential Mutual Fund Services LLC
P.O. Box 9658
Providence, RI 02940

Automatic Investment Plan (AIP). You can make regular purchases of the Fund by having a fixed amount of money automatically withdrawn from your bank or brokerage account at specified intervals. The minimum for subsequent investments through newly-established AIP accounts must be at least $50 monthly.

Retirement Plan Services. Prudential offers a wide variety of retirement plans for individuals and institutions, including large and small businesses. For information on IRAs, including Roth IRAs or SEP-IRAs for a one-person business, please contact your financial adviser. If you are interested in opening a 401(k) or other company-sponsored retirement plan (SIMPLE IRAs, SEP plans, Keoghs, 403(b)(7) plans, pension and profit-sharing plans), your financial adviser will help you determine which retirement plan best meets your needs. Complete instructions about how to establish and maintain your plan and how to open accounts for you and your employees will be included in the retirement plan kit you receive in the mail.

Systematic Withdrawal Plan. A Systematic Withdrawal Plan is available that will provide you with monthly, quarterly, semi-annual or annual redemption checks. The Systematic Withdrawal Plan is not available to participants in certain retirement plans. Please contact PMFS at (800) 225-1852 for more details.

Reports to Shareholders. Every year we will send you an annual report (along with an updated prospectus) and a semi-annual report, which contain important financial information about the Fund. To reduce Fund expenses, we may send one annual shareholder report, one semi-annual shareholder report and one annual prospectus per household, unless you instruct us or your broker otherwise. If each Fund shareholder in your household would like to receive a copy of the Fund’s prospectus, shareholder report and proxy statement, please call us toll free at (800) 225-1852. We will begin sending additional copies of these documents within 30 days of receipt of your request.

HOW TO SELL YOUR SHARES

You can sell your Fund shares for cash (in the form of a check) at any time, subject to certain restrictions. For more information about these restrictions, see “Restrictions on Sales” below.

When you sell shares of a Fund—also known as redeeming your shares—the price you will receive will be the NAV next determined after the Transfer Agent, the Distributor or your broker receives your order to sell (less any applicable CDSC). If your broker holds your shares, your broker must receive your order to sell no later than the time regular trading on the NYSE closes—which is usually 4:00 p.m. New York time—to process the sale on that day. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day’s NAV if your order to sell is received after the close of regular trading on the NYSE. Otherwise, contact:

Prudential Mutual Fund Services LLC
P.O. Box 9658
Providence, RI 02940

38	Prudential Real Assets Fund

Generally, we will pay you for the shares that you sell within seven days after the Transfer Agent, the Distributor or your broker receives your sell order. If you hold shares through a broker, payment will be credited to your account. If you are selling shares you recently purchased with a check, we may delay sending you the proceeds until your check clears, which can take up to seven days from the purchase date. Your broker may charge you a separate or additional fee for sales of shares.

As a result of restrictions on withdrawals and transfers imposed by Section 403(b) of the Internal Revenue Code of 1986, as amended, we may consider a redemption request to not be in good order until we obtain information from your employer that is reasonably necessary to ensure that the payment is in compliance with such restrictions, if applicable. In such an event, the redemption request will not be in good order and we will not process it until we obtain information from your employer.

Restrictions on Sales

There are certain times when you may not be able to sell shares of the Fund or when we may delay paying you the proceeds from a sale. As permitted by the Commission, the former may happen only during unusual market conditions or emergencies when the Fund can’t determine the value of its assets or sell its holdings. For more information, see the SAI.

If you hold your shares directly with the Transfer Agent, you will need to have the signature on your sell order medallion signature guaranteed if:

  You are selling more than $100,000 of shares;
  You want the redemption proceeds made payable to someone that is not in our records;
  You want the redemption proceeds sent to some place that is not in our records;
  You are a business or a trust; or
  You are redeeming due to the death of the shareholder or on behalf of the shareholder.

The medallion signature guarantee may be obtained from an authorized officer from a bank, broker, dealer, securities exchange or association, clearing agency, savings association, or credit union that is participating in one of the recognized medallion guarantee programs (STAMP, SEMP, or NYSE MSP). The medallion signature guarantee must be appropriate for the dollar amount of the transaction. The Transfer Agent reserves the right to reject transactions where the value of the transaction exceeds the value of the surety coverage indicated on the medallion imprint. For more information, see the SAI.

Contingent Deferred Sales Charge (CDSC)

If you sell Class B shares within six years of purchase or Class C shares within 12 months of purchase, you will have to pay a CDSC. In addition, if you purchase $1 million or more of Class A shares, although you are not subject to an initial sales charge, you are subject to a 1% CDSC for shares redeemed within 12 months of purchase (the CDSC is waived for purchases by certain retirement and/or benefit plans). To keep the CDSC as low as possible, we will sell amounts representing shares in the following order:

  Amounts representing shares you purchased with reinvested dividends and distributions,
  Amounts representing the increase in NAV above the total amount of payments for shares made during the past 12 months for Class A shares (in certain cases), six years for Class B shares, and 12 months for Class C shares, and
  Amounts representing the cost of shares held beyond the CDSC period (12 months for Class A shares (in certain cases), six years for Class B shares, and 12 months for Class C shares).

Since shares that fall into any of the categories listed above are not subject to the CDSC, selling them first helps you to avoid—or at least minimize—the CDSC.

Having sold the exempt shares first, if there are any remaining shares that are subject to the CDSC, we will apply the CDSC to amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.

The CDSC is calculated based on the lesser of the original purchase price or the redemption proceeds. The rate decreases on the anniversary date of your purchase.

The holding period for purposes of determining the applicable CDSC will be calculated from the anniversary date of the purchase, excluding any time Class B or Class C shares were held in a money market fund.

Waiver of the CDSC—Class B Shares

The CDSC will be waived if the Class B shares are sold:

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  After a shareholder is deceased or disabled (or, in the case of a trust account, the death or disability of the grantor). This waiver applies to individual shareholders, as well as shares held in joint tenancy, provided the shares were purchased before the death or disability;
  To provide for certain distributions—made without IRS penalty—from a qualified or tax-deferred retirement plan, IRA or Section 403(b) custodial account; and
  On certain sales effected through the Systematic Withdrawal Plan.

For more information on the above and other waivers, see the SAI.

Waiver of the CDSC—Class C Shares

Benefit Plans. The CDSC will be waived for redemptions by certain group retirement plans for which Prudential or brokers not affiliated with Prudential provide administrative or recordkeeping services. The CDSC also will be waived for certain redemptions by benefit plans sponsored by Prudential and its affiliates. For more information, call Prudential at (800) 353-2847.

Redemption In Kind

If the sales of Fund shares you make during any 90-day period reach the lesser of $250,000 or 1% of the value of the Fund’s net assets, we can then give you securities from the Fund’s portfolio instead of cash. If you want to sell the securities for cash, you would have to pay the costs charged by a broker. You would also be responsible for any tax consequences resulting from your ownership of the securities.

Involuntary Redemption of Small Accounts

If the value of your account with PMFS is less than $500 for any reason, we may sell your shares (without charging any CDSC) and close your account. We would do this to minimize the Fund’s expenses paid by other shareholders. The involuntary sale provisions do not apply to Automatic Investment Plan (AIP) accounts, employee savings plan accounts, payroll deduction plan accounts, retirement accounts (such as a 401(k) plan, an IRA or other qualified or tax-deferred plan or account), omnibus accounts, and accounts for which a broker or other financial intermediary is responsible for recordkeeping. Prior thereto, if you make a sale that reduces your account value to less than the threshold, we may sell the rest of your shares (without charging any CDSC) and close your account; this involuntary sale does not apply to shareholders who own their shares as part of a retirement account. For more information, see “Purchase, Redemption and Pricing of Fund Shares—Involuntary Redemption” in the SAI.

Small Account Maintenance Fee

If the value of your account with PMFS is less than $2,500, with certain exclusions, a $15 annual small account maintenance fee will be deducted from your account. Any applicable CDSC on the shares redeemed to pay the $15 small account maintenance fee will be waived. For more information, see “Purchase, Redemption and Pricing of Fund Shares—Small Account Maintenance Fee” in the SAI.

90-Day Repurchase Privilege

After you redeem your shares (except for Class L, Class M and Class X shares), you have a 90-day period during which you may reinvest back into your account any of the redemption proceeds in shares of the same Fund without paying an initial sales charge. After you redeem your Class L, Class M and Class X shares, you have a 90-day period during which you may reinvest back into your account any of the redemption proceeds in Class A shares of the same Fund without paying an initial sales charge. For Class B shares, if you paid a CDSC when you redeemed your Class B shares, we will credit your account with the appropriate number of shares to reflect the amount of the CDSC you paid on that reinvested portion of your redemption proceeds. In order to take advantage of this one-time privilege, you must notify the Transfer Agent or your broker at the time of the repurchase. For more information, see the SAI.

Retirement Plans

To sell shares and receive a distribution from your retirement account, call your broker or the Transfer Agent for a distribution request form. There are special distribution and income tax withholding requirements for distributions from retirement plans and you must submit a withholding form with your request to avoid delay. If your retirement plan account is held for you by your employer or plan trustee, you must arrange for the distribution request to be signed and sent by the plan administrator or trustee. For additional information, see the SAI.

HOW TO EXCHANGE YOUR SHARES

You can exchange your shares of the Fund for shares of the same class in certain other Prudential Investments mutual funds—including certain money market funds—if you satisfy the minimum investment requirements. We may change the terms of any exchange privilege after giving you 60 days’ notice.

40	Prudential Real Assets Fund

For investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential, or whose programs are available through financial intermediaries that have agreements with Prudential relating to mutual fund “wrap” or asset allocation programs or mutual fund “supermarket” programs, an exchange may be made from Class A to Class Z shares of the Fund in certain limited circumstances. Contact your program sponsor or financial intermediary with any questions.

If you hold shares through a broker, you must exchange shares through your broker. Otherwise contact:

Prudential Mutual Fund Services LLC
P.O. Box 9658
Providence, RI 02940

When you exchange Class A shares of the Fund for Class A shares of any other Prudential Investments mutual fund, you will be subject to any sales charge that may be imposed by such other Prudential Investments mutual fund. The sales charge is imposed at the time of your exchange. There is no sales charge for exchanges of Class Z shares.

If you qualify to purchase Class Z shares, any Class A shares that you own will be automatically exchanged for Class Z shares on a quarterly basis. Eligibility for this special exchange privilege is determined on the business day prior to the date of the exchange.

If you participate in any fee-based program where the Fund is an available investment option, your Class A shares, if any, will be automatically exchanged for Class Z shares when you elect to participate in the fee-based program. When you no longer participate in the program, all of your Class Z shares, including shares purchased while you were in the program, will be automatically exchanged for Class A shares.

Likewise, if you are entitled to purchase Class Z shares as a participant in Wells Fargo Advisors’ 401(k) Plan and you seek to transfer your Class Z shares out of the 401(k) Plan after your voluntary or involuntary termination of employment or retirement, your Class Z shares held in the 401(k) Plan will be automatically exchanged for Class A shares.

You can exchange Class B or Class C shares of another mutual fund distributed by PIMS for Class B or Class C shares of the Fund without imposition of a CDSC. If you sell your Class B or Class C shares of the Fund or re-exchange them for Class B or Class C shares of the original fund or another mutual fund within the same family of funds, your shares will be subject to any applicable CDSC upon the sale or any redemption after the reexchange without regard to the time your shares were held in the Fund. You can only exchange Class B or Class C shares of the Fund into Class B or Class C shares of another mutual fund if you meet the minimum investment requirements of such other mutual fund. Class B or Class C shares of the Fund may not be exchanged for Class A or Class Z shares of any other fund.

Remember, as we explained in the section entitled “Fund Distributions and Tax Issues—If You Sell or Exchange Your Shares,” exchanging shares is considered a sale for tax purposes. Therefore, if the shares you exchange are worth more than the amount that you paid for them, you may have to pay capital gains tax. For additional information about exchanging shares, see the SAI.

Frequent Purchases and Redemptions of Fund Shares

The Fund seeks to prevent patterns of frequent purchases and redemptions of Fund shares by its shareholders. Frequent purchases and sales of shares of the Fund may adversely affect Fund performance and the interests of long-term investors. When a shareholder engages in frequent or short-term trading, the Fund may have to sell portfolio securities to have the cash necessary to redeem the shareholder’s shares. This can happen when it is not advantageous to sell any securities, so the Fund’s performance may be hurt. When large dollar amounts are involved, frequent trading can also make it difficult to use long-term investment strategies because the Fund cannot predict how much cash it will have to invest. In addition, if the Fund is forced to liquidate investments due to short-term trading activity, it may incur increased brokerage and tax costs. Similarly, the Fund may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short-term trading. Moreover, frequent or short-term trading by certain shareholders may cause dilution in the value of Fund shares held by other shareholders. Funds that invest in foreign securities may be particularly susceptible to frequent trading because time zone differences among international stock markets can allow a shareholder engaging in frequent trading to exploit fund share prices that may be based on closing prices of foreign securities established some time before the Fund calculates its own share price. Funds that invest in certain fixed-income securities, such as high-yield bonds or certain asset-backed securities, may also constitute an effective vehicle for a shareholder’s frequent trading strategy.

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The Fund does not knowingly accommodate or permit frequent trading, and the Board has adopted policies and procedures designed to discourage or prevent frequent trading activities by Fund shareholders. In an effort to prevent such practices, the Fund’s Transfer Agent monitors trading activity on a daily basis. The Fund has implemented a trading policy that limits the number of times a shareholder may purchase Fund shares or exchange into the Fund and then sell those shares within a specified period of time (a “round-trip transaction”) as established by the Fund’s Chief Compliance Officer (CCO). The CCO is authorized to set and modify the parameters of the trading policy at any time as required to prevent the adverse impact of frequent trading on Fund shareholders.

The CCO has defined frequent trading as one or more round-trip transactions in shares of the Fund within a 30-day period. If this occurs, the shareholder’s account will be subject to a 60-day warning period, commencing on the first day of the following month. If a second round-trip occurs before the conclusion of the 60-day warning period, a trading suspension will be placed on the account by the Fund’s transfer agent, that will remain in effect for 90 days. The trading suspension will relate to purchases and exchange purchases (but not redemptions) in the Fund in which the frequent trading occurred. Exceptions to the trading policy will not normally be granted.

Transactions in the Prudential Investments money market funds are excluded from this policy. In addition, transactions by the Prudential Asset Allocation Funds and the Prudential Real Assets Fund, which are structured as “funds-of-funds,” and invest primarily in other mutual funds within the Prudential Investments fund family, are not subject to the limitations of the trading policy and are not considered frequent or short-term trading.

The Fund reserves the right to reject or cancel, without prior notice, all additional purchases or exchanges into the Fund by a shareholder. Moreover, the Fund may direct a broker-dealer or other intermediary to block a shareholder account from future trading in the Fund. The Transfer Agent will monitor trading activity over $25,000 per account on a daily basis for a rolling 30-day period. If a purchase into the Fund is rejected or canceled, the shareholder will receive a return of the purchase amount.

If the Fund is offered to qualified plans on an omnibus basis or if Fund shares may be purchased through other omnibus arrangements, such as through a financial intermediary such as a broker-dealer, a bank, an insurance company separate account, an investment adviser, or an administrator or trustee of a retirement plan (“Intermediaries”) that holds your shares in an account under its name, Intermediaries maintain the individual beneficial owner records and submit to the Fund only aggregate orders combining the transactions of many beneficial owners. The Fund itself generally cannot monitor trading by particular beneficial owners. The Fund has notified Intermediaries in writing that it expects the Intermediaries to impose restrictions on transfers by beneficial owners. Intermediaries may impose different or stricter restrictions on transfers by beneficial owners. Consistent with the restrictions described above, investments in the Fund through retirement programs administered by Prudential Retirement will be similarly identified for frequent purchases and redemptions and appropriately restricted.

The Transfer Agent also reviews the aggregate net flows in excess of $1 million. In those cases, the trade detail is reviewed to determine if any of the activity relates to potential offenders. In cases of omnibus orders, the Intermediary may be contacted by the Transfer Agent to obtain additional information. The Transfer Agent has the authority to cancel all or a portion of the trade if the information reveals that the activity relates to potential offenders. Where appropriate, the Transfer Agent may request that the Intermediary block a financial adviser or client from accessing the Fund. If necessary, the Fund may be removed from a particular Intermediary’s platform.

Shareholders seeking to engage in frequent trading activities may use a variety of strategies to avoid detection and, despite the efforts of the Fund to prevent such trading, there is no guarantee that the Fund, the Transfer Agent or Intermediaries will be able to identify these shareholders or curtail their trading practices. The Fund does not have any arrangements intended to permit trading of its shares in contravention of the policies described above.

Telephone Redemptions or Exchanges

You may redeem your shares of the Fund if the proceeds of the redemption do not exceed $100,000 or exchange your shares in any amount by calling the Fund at (800) 225-1852 and communicating your instructions in good order to a customer service representative before 4:00 p.m. New York time. You will receive a redemption or exchange amount based on that day’s NAV. Certain restrictions apply; please see the section entitled “How to Sell Your Shares—Restrictions on Sales” above for additional information. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day’s NAV if your order to sell or exchange is received after the close of regular trading on the NYSE.

42	Prudential Real Assets Fund

The Transfer Agent will record your telephone instructions and request specific account information before redeeming or exchanging shares. The Fund will not be liable for losses due to unauthorized or fraudulent telephone instructions if it follows instructions that it reasonably believes are made by the shareholder. If the Fund does not follow reasonable procedures, it may be liable.

In the event of drastic economic or market changes, you may have difficulty in redeeming or exchanging your shares by telephone. If this occurs, you should consider redeeming or exchanging your shares by mail or through your broker.

The telephone redemption and exchange procedures may be modified or terminated at any time. If this occurs, you will receive a written notice from the Fund.

Expedited Redemption Privilege

If you have selected the Expedited Redemption Privilege, you may have your redemption proceeds sent directly to your bank account. Expedited redemption requests may be made by telephone or letter, must be received by the Fund prior to 4:00 p.m. New York time to receive a redemption amount based on that day’s NAV and are subject to the terms and conditions regarding the redemption of shares. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day’s NAV if your order to sell is received after the close of regular trading on the NYSE. For more information, see the SAI. The Expedited Redemption Privilege may be modified or terminated at any time without notice.

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FINANCIAL HIGHLIGHTS

Introduction

The financial highlights will help you evaluate the Fund’s financial performance for the the fiscal period ended February 28, 2011. The total return in each chart represents the rate that a shareholder would have earned (or lost) on an investment in the Fund, assuming investment at the start of the period and reinvestment of all dividends and other distributions. The information is for the periods indicated.

A copy of the Fund’s annual report, along with the Fund’s audited financial statements and report of independent registered public accounting firm, is available upon request, at no charge, as described on the back cover of this Prospectus.

The financial highlights were derived from the financial statements audited by KPMG LLP, independent registered public accounting firm, whose report on those financial statements was unqualified.

44	Prudential Real Assets Fund

Class A Shares
December 30, 2010(e) through February 28, 2011(b)
Per Share Operating Performance:
Net Asset Value, Beginning of Period	$10.00
Income (loss) from investment operations:
Net investment loss	(.01)
Net realized and unrealized gain on investments	..19
Total from investment operations	..18
Net asset value, end of period	$10.18
Total Return(a)	1.80%

Ratios/Supplemental Data:
Net assets, end of period (000)	$794
Average net assets (000)	$115
Ratios to average net assets(d) :
Expenses, including distribution and service (12b-1) fees(c)	1.45%(f)(h)
Expenses, excluding distribution and service (12b-1) fees	1.20%(f)(h)
Net investment loss	(.42)% (f)(h)
For Class A, B, C and Z shares:
Portfolio turnover rate	4%(g)

(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(b) Calculations are based on the average daily number of shares outstanding during the period.

(c) The distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to .25% of the average daily net assets of the Class A shares.

(d) Does not include .30% of expenses of the underlying funds in which the Fund invests.

(e) Commencement of operations.

(f) Annualized.

(g) Not annualized.

(h) Net of advisory fee waiver and expense reimbursement. If the investment manager had not waived fees/reimbursed expenses, the expense ratios both including and excluding distribution and service (12b-1) fees and net investment loss ratio would have been 4.93%, 4.68% and (3.90)%, respectively.

Visit our website at www.prudentialfunds.com	45

Class B Shares
December 30, 2010(d) through February 28, 2011(b)
Per Share Operating Performance:
Net Asset Value, Beginning of Period	$10.00
Income (loss) from investment operations:
Net investment loss	(.02)
Net realized and unrealized gain on investments	..19
Total from investment operations	..17
Net asset value, end of period	$10.17
Total Return(a)	1.70%

Ratios/Supplemental Data:
Net assets, end of period (000)	$76
Average net assets (000)	$47
Ratios to average net assets(c) :
Expenses, including distribution and service (12b-1) fees	2.20%(e)(f)
Expenses, excluding distribution and service (12b-1) fees	1.20%(e)(f)
Net investment loss	(1.36)% (e)(f)

(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(b) Calculations are based on the average daily number of shares outstanding during the period.

(c) Does not include .30% of expenses of the underlying funds in which the Fund invests.

(d) Commencement of operations.

(e) Annualized.

(f) Net of advisory fee waiver and expense reimbursement. If the investment manager had not waived fees/reimbursed expenses, the expense ratios both including and excluding distribution and service (12b-1) fees and net investment loss ratio would have been 5.68%, 4.68% and (4.85)%, respectively.

46	Prudential Real Assets Fund

Class C Shares
December 30, 2010(d) through February 28, 2011(b)
Per Share Operating Performance:
Net Asset Value, Beginning of Period	$10.00
Income (loss) from investment operations:
Net investment loss	(.02)
Net realized and unrealized gain on investments	..18
Total from investment operations	..16
Net asset value, end of period	$10.16
Total Return(a)	1.60%

Ratios/Supplemental Data:
Net assets, end of period (000)	$549
Average net assets (000)	$114
Ratios to average net assets(c) :
Expenses, including distribution and service (12b-1) fees	2.20%(e)(f)
Expenses, excluding distribution and service (12b-1) fees	1.20%(e)(f)
Net investment loss	(1.07)% (e)(f)

(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(b) Calculations are based on the average daily number of shares outstanding during the period.

(c) Does not include .30% of expenses of the underlying funds in which the Fund invests.

(d) Commencement of operations.

(e) Annualized.

(f) Net of advisory fee waiver and expense reimbursement. If the investment manager had not waived fees/reimbursed expenses, the expense ratios both including and excluding distribution and service (12b-1) fees and net investment loss ratio would have been 5.68%, 4.68% and (4.56)%, respectively.

Visit our website at www.prudentialfunds.com	47

Class Z Shares
December 30, 2010(d) through February 28, 2011(b)
Per Share Operating Performance:
Net Asset Value, Beginning of Period	$10.00
Income (loss) from investment operations:
Net investment loss	(.01)
Net realized and unrealized gain on investments	..19
Total from investment operations	..18
Net asset value, end of period	$10.18
Total Return(a)	1.80%

Ratios/Supplemental Data:
Net assets, end of period (000)	$41,270
Average net assets (000)	$40,011
Ratios to average net assets(c) :
Expenses, including distribution and service (12b-1) fees	1.20%(e)(f)
Expenses, excluding distribution and service (12b-1) fees	1.20%(e)(f)
Net investment loss	(.45)% (e)(f)

(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(b) Calculations are based on the average daily number of shares outstanding during the period.

(c) Does not include .30% of expenses of the underlying funds in which the Fund invests.

(d) Commencement of operations.

(e) Annualized.

(f) Net of advisory fee waiver and expense reimbursement. If the investment manager had not waived fees/reimbursed expenses, the expense ratios both including and excluding distribution and service (12b-1) fees and net investment loss ratio would have been 4.68%, 4.68% and (3.94)%, respectively.

48	Prudential Real Assets Fund

49

FOR MORE INFORMATION Please read this Prospectus before you invest in the Fund and keep it for future reference. For information or shareholder questions contact:
MAIL Prudential Mutual Fund Services LLC PO Box 9658 Providence, RI 02940 WEBSITE www.prudentialfunds.com	TELEPHONE (800) 225-1852 (973) 367-3529 (from outside the U.S.)

 E-DELIVERY
To receive your mutual fund documents on-line, go to www.prudentialfunds.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.
You can also obtain copies of Fund documents from the Securities and Exchange Commission as follows (the SEC charges a fee to copy documents):
MAIL Securities and Exchange Commission Public Reference Section 100 F Street, N.E. Washington, DC 20549-1520 ELECTRONIC REQUEST publicinfo@sec.gov	IN PERSON Public Reference Room located at 100 F Street, N.E. in Washington, DC For hours of operation, call (202) 551-8090 VIA THE INTERNET on the EDGAR Database at www.sec.gov
The Annual and Semi-Annual Reports and the SAI contain additional information about the Fund. Shareholders may obtain free copies of the SAI, Annual Report and Semi-Annual Report as well as other information about the Fund and may make other shareholder inquiries through the telephone number, address and website listed above.
STATEMENT OF ADDITIONAL INFORMATION (SAI) (incorporated by reference into this Prospectus) SEMI-ANNUAL REPORT	ANNUAL REPORT (contains a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year)
Prudential Real Assets Fund
Share Class	A	B	C	Z
NASDAQ	PUDAX	PUDBX	PUDCX	PUDZX
CUSIP	74440K819	74440K793	74440K785	74440K785
MF207STAT	The Fund’s Investment Company Act File No. 811-09805